                                                                     EXHIBIT 1.1
                                                                     -----------
                                ORBIT/FR, INC.


                            2,000,000 Common Shares


                            _______________________


                            UNDERWRITING AGREEMENT


                            _______________________


                                                 West Conshohocken, Pennsylvania
                                                                   June 16, 1997


Pennsylvania Merchant Group Ltd
Unterberg Harris
   As Representatives of the Several
   Underwriters Named in Schedule I
   Attached Hereto
Four Falls Corporate Center
West Conshohocken, Pennsylvania 19428

Dear Sirs:

     Orbit/FR, Inc., a Delaware corporation (the "Company"), proposes to issue and sell an aggregate of 2,000,000 shares of its common stock to Pennsylvania Merchant Group Ltd and Unterberg Harris (the "Representatives") and the several underwriters named in Schedule I hereto (collectively with the Representatives, the "Underwriters" and individually, an "Underwriter," which terms shall also include any Underwriter substituted as hereinafter provided in Section 11). The shares of the Company's common stock, par value $.01 per share, are hereinafter referred to as the "Common Shares," and the 2,000,000 Common Shares to be issued and sold to the Underwriters by the Company are hereinafter referred to as the "Offered Shares." The initial public offering price per Offered Share (the "Offering Price") and the purchase price per Offered Share for the Offered Shares to be paid by the several Underwriters shall be agreed upon by the Company, the Selling Stockholder and the Representatives, acting on behalf of the several Underwriters, and such agreement shall be set forth in a separate written instrument substantially in the form of Exhibit A hereto (the "Price Determination Agreement"). The Price Determination Agreement may take the form of an exchange of any standard form of written telecommunication among the Company, the Selling Stockholder and the Representatives and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Shares will be governed by this Agreement, as supplemented by the Price Determination Agreement. From and after the date of execution and delivery of the Price Determination Agreement, this Agreement shall be deemed to incorporate, and, unless the context otherwise indicates, all references contained herein to "this Agree-ment" and to the phrases "herein" and "hereof" shall be deemed to include the Price Determination Agreement.

     In addition, the Underwriters, in order to cover over-allotments in the sale of the Offered Shares, may purchase from Orbit-Alchut Technologies, Ltd., an Israeli corporation (the "Selling Stockholder") within 30 business days after the Effective Date (as hereinafter defined), for their own account for offering to the public at the Offering Price, up to 300,000 additional Common Shares (the "Optional Shares"), upon the terms and conditions set forth in
Section 4 hereof. The Selling Stockholder has executed and delivered a Power of Attorney and a Custody Agreement in the form attached hereto as Exhibit B (collectively, the "Agreement and Power of Attorney") pursuant to which the Selling Stockholder has placed the Optional Shares in custody and appointed the person or persons designated therein with authority to execute and deliver this Agreement on behalf of the Selling Stockholder and to take certain other actions with respect thereto and hereto. The Offered Shares and the Optional Shares are hereinafter collectively referred to as the "Shares." The Company and the Selling Stockholder, intending to be legally bound hereby, confirm their respective agreements with each of the Underwriters as follows:

     1.   Representations and Warranties.

          (a) The Company represents and warrants to, and agrees with, the several Underwriters that:

               (i) The Company has prepared in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules, regulations, releases and instructions (the "Regulations") of the Securities and Exchange Commission (the "SEC") under the Act in effect at all applicable times and has filed with the SEC a registration statement on Form S-1 (File No. 333-25015) and one or more amendments thereto registering the Shares under the Act. If the Company elects to rely on Rule 462(b) of the Regulations to register a portion of the Shares, a registration statement on Form S-1 relating to the Shares (the "Rule 462 registration statement") has been or will be prepared by the Company under the Act and the Regulations and has been or will be filed with the SEC. Any preliminary prospectus included in such registration statement or filed with the SEC pursuant to Rule 424(a) of the Regulations is hereinafter called a "Preliminary Prospectus." The various parts of such initial registration statement, including all exhibits thereto and the information contained in the form of final prospectus filed with the SEC pursuant to Rule 424(b) of the Regulations in accordance with Section 5(a) of this Agreement and deemed by virtue of Rule 430A of the Regulations to be part of the registration statement at the time it was declared effective, each as amended at the time the registration statement became effective, and any Rule 462 registration statement at the time it becomes or became effective, are hereinafter collectively called the "Regis-tration Statement." The final prospectus in the form included in the Registration Statement and any Rule 462 registration statement or first filed with the SEC pursuant to Rule 424(b) of the Regulations and any amendments or supplements thereto is hereinafter collectively called the "Prospectus."

              (ii) The Registration Statement and any Rule 462 registration statement have become effective under the Act as of their respective Effective Date (as defined below), and the SEC has not issued any stop order suspending the effectiveness of such Registration Statement or Rule 462 registration statement or preventing or suspending the use of the Preliminary Prospectus nor, to the knowledge of the Company, has the SEC instituted, contemplated or threatened to institute proceedings with respect to such an order. No stop order suspending the sale of the Shares in any jurisdiction designated by the Representatives pursuant to Section 5(f) hereof has been issued, and no proceedings for that purpose, to the knowledge of the Company, have been instituted or are contemplated or threatened. The Company has complied in all material respects with any request of the SEC, or any state securities commission in a state designated by the Representatives pursuant to Section 5(f) hereof, for additional information to be included in the Registration Statement or Prospectus or otherwise. Each Preliminary Prospectus conformed to the Act and the Regulations as of its date in all material respects and did not as of its date contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except the foregoing shall not apply to statements in or omissions from any Preliminary Prospectus in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of any Underwriter through the Representatives expressly for use therein. The Registration Statement and any Rule 462 registration statement on the date on which it is declared effective by the SEC (the "Effective Date") conformed, and any post-effective amendment thereof on the date it shall become effective, and the Prospectus at the time it is filed with the SEC pursuant to Rule 424(b) and on the Closing Date (as defined in Section 3 hereof) and any Option Closing Date (as defined in Section 4(b) hereof), will conform in all material respects to the requirements of the Act and the Regulations, and neither the Registration Statement, any Rule 462 registration statement, any post-effective amendment thereof nor the Prospectus will, on any of such respective dates, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements in or omissions from the Registration Statement, any Rule 462 registration statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of any Underwriter through the Representatives expressly for use therein.

             (iii) Each of the Company and the Subsidiaries (as defined herein) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation with all necessary power and authority, corporate and other, and all required licenses, permits, certifications, registrations, approvals, consents and franchises, to own or lease and operate its properties and to conduct its business as described in the Prospectus. The Company has full power and authority, corporate and other, to execute, deliver and perform this Agreement. Each of the Company and the Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions in which such qualification is required, except where the failure so to qualify would not have a material adverse effect on the general affairs, material properties, condition (financial or otherwise), results of operations, stockholders' equity, business or prospects of the Company and the Subsidiaries taken as a whole. The Company does not own any stock or other equity interest in any corporation, partnership, joint venture or other entity other than Orbit Advanced Technologies, Inc., a Delaware corporation and its wholly owned subsidiary, Flam & Russell, Inc., a Delaware corporation ("Flam & Russell"), Orbit F. R. Engineering, Ltd., an Israeli corpo-ration ("Engineering"), Wireless Products Holding Company, Inc., a Delaware corporation, Wireless Software Holding Company, Inc., a Delaware corporation and Wireless Investments Holding Company, Inc., a Delaware corporation (collectively, the "Subsidiaries"). For the purposes of this Agreement, unless specifically excluded, the term "Subsidiary" shall also include Advanced Electromagnetics, Inc. ("AEMI"), a California corporation. No Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making other distributions on such Subsidiary's capital stock, from repaying to the Company any loans or advances to such Subsidiary or from transferring any of such Subsidiary's property or assets to the Company or any other Subsidiary, except as disclosed in the Prospectus. All material transactions between the Company and the Subsidiaries and the officers, directors and stockholder of the Company have been accurately disclosed in the Registration Statement and the terms of each such transaction are fair to the Company and no less favorable to the Company than the terms that could have been obtained from unrelated parties.

              (iv) All of the issued shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned beneficially, or will be owned beneficially in the case of

          AEMI upon the Closing Date, by the Company free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements, voting trusts, equities or claims of any nature whatsoever.

               (v) This Agreement has been duly authorized, executed and delivered by the Company and, assuming due execution by the Representatives, constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles and except as the enforceability of rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy underlying such laws.

              (vi) The issue and sale of the Shares to be issued and sold by the Company and the execution, delivery and performance of this Agreement by the Company does not and will not, with or without the giving of notice or the lapse of time, or both, (A) conflict with any terms or provisions of the Certificate of Incorporation or By-laws, as amended to the date hereof of the Company or any of the Subsidiaries;
          (B) result in a breach of, constitute a default under, result in the termination or modification of or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the material properties of the Company or any of the Subsidiaries pursuant to, any indenture, mortgage, deed of trust, contract, commitment or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of the properties of the Company or any of the Subsidiaries are bound or affected; (C) violate any law, rule, regulation, judgment, order or decree of any government or governmental agency, instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of the Subsidiaries or any of the material properties or business of the Company or any of the Subsidiaries or (D) result in a breach, termination or lapse of the power and authority of the Company or any of the Subsidiaries to own or lease and operate its material properties and conduct its business as described in the Prospectus.

             (vii) At the date or dates indicated in the Prospectus, the Company had, based on the assumptions stated and footnotes included in the Prospectus, the capitalization set forth under the caption "Capitalization" in the Prospectus and will have the pro forma capitalization and the pro forma as adjusted capitalization set forth under the caption "Capitalization" in the Prospectus. On the Effective Date (except with respect to AEMI), the Closing Date and any Option Closing Date, there will be no options or warrants for the purchase of, other outstanding rights to purchase, agreements or obligations to issue or agreements or other rights to convert or exchange any obligation or security into, capital stock of the Company or any of the Subsidiaries or securities convertible into or exchangeable for capital stock of the Company or any such Subsidiary, except as described in the Registration Statement or the Prospectus with respect to the (A) options and awards that have been granted or are available for grant to employees, directors and certain others to purchase Common Shares (the "Employee Options") and
          (B) the Over-allotment Option granted hereunder.

            (viii) The authorized capital stock of the Company, including, without limitation, the outstanding Common Shares and the Shares being issued on the Closing Date and any Option Closing Date, conforms in all material respects with the descriptions thereof in the Prospectus, and such descriptions conform in all material respects with the descriptions thereof set forth in the instruments defining the same. The information in the Prospectus insofar as it relates to the Employee Options as of the Effective Date and immediately prior to the Closing Date is true and correct in all material respects.

              (ix) The outstanding Common Shares have been duly authorized and are validly issued, fully paid and non-assessable and the Employee Options have been duly authorized and validly issued and are legal, valid and binding obligations enforceable against the Company in accordance with the terms thereof, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights or contractual obligations generally. The Common Shares issuable pursuant to the Employee Options, when issued in accordance with the terms thereof, will be duly authorized, validly issued, fully-paid and nonassessable. None of such outstanding Common Shares, Employee Options or shares of capital stock of each Subsidiary were, and none of such issuable Common Shares will be, issued in violation of any preemptive rights of any security holder of the Company or any Subsidiary that have not been waived. The Company has reserved a sufficient number of Common Shares for issuance pursuant to the Employee Options. The holders of the outstanding Common Shares are not subject to personal liability solely by reason of being such holders, and the holders of the Common Shares issuable pursuant to the Employee Options will not be subject to personal liability solely by reason of being such holders. The offers and sales of the outstanding Common Shares, the Employee Options and the shares of capital stock of each Subsidiary were, and the issuance of the Common Shares pursuant to the Employee Options will be, made in conformity with applicable registration requirements or exemptions therefrom under federal and applicable state securities laws.

               (x) The issuance and sale of the Shares by the Company have been duly authorized and, when the Shares have been duly delivered against payment therefor as contemplated by this Agreement, the Shares will be validly issued, fully paid and nonassessable, and the holders thereof will not be subject to personal liability solely by reason of being such holders. None of the Shares will be issued in violation of any preemptive rights of any stockholder of the Company. The certificates representing the Shares are in proper legal form under, and conform in all respects to the requirements of, the Delaware General Corporation law, as amended (the "DGCL"). Neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives any security holder of the Company any rights, other than those which have been waived, for or relating to the registration of any Common Shares or other security of the Company.

              (xi) No consent, approval, authorization, order, registration, license or permit of any court, government, governmental agency, instrumentality or other regulatory body or official is required for the valid authorization, issuance, sale and delivery by the Company of any of the Shares, or for the execution, delivery or performance by the Company of this Agreement, except such as may be required for the registration of the Shares under the Act, the Regulations and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which consent, approval and authorization have been obtained, and for compliance with the applicable state securities or Blue Sky laws, or the By-laws, rules and other pronouncements of the National Association of Securities Dealers, Inc. ("NASD"). Upon the effectiveness of the Registration Statement, the Common Shares will be registered pursuant to Section 12(g) of the Exchange Act, and will be listed on the National Market System ("NMS") of the NASD Automated Quotation System ("Nasdaq"). The Company has taken no action designed to, or likely to, have the effect of terminating the registration of the Common Shares from the Nasdaq NMS, nor has the Company received any notification that the SEC or the NASD is contemplating terminating such registration or listing.

             (xii) The statements in the Registration Statement and the Prospectus, insofar as they are descriptions of or references to statutes, legal and governmental proceedings or contracts, agreements or other documents, are accurate in all material respects and present or summarize fairly, in all material respects, the information required to be disclosed under the Act or the Regulations, and there are no contracts, agreements or other documents required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement under the Act or the Regulations that have not been so described, referred to or filed, as required.

            (xiii) The consolidated financial statements of the Company and its consolidated subsidiaries, excluding AEMI, and the financial statements of Flam & Russell (including the notes thereto) filed as part of the Preliminary Prospectus, the Prospectus and the Registration Statement present fairly, in all material respects, the financial position of the Company and its consolidated subsidiaries, on a consolidated basis, and of Flam & Russell, respectively, as of the respective dates thereof, and the results of operations and cash flows of the Company and its consolidated subsidiaries, excluding AEMI, on a consolidated basis, and of Flam & Russell, respectively, for the periods indicated therein, all in conformity with generally accepted accounting principles consistently applied. The supporting schedules included in the Registration Statement fairly state in all material respects the information required to be stated therein in relation to the basic financial statements taken as a whole. The financial information included in the Prospectus under the captions "Prospectus Summary" and "Selected Consolidated Financial Data" presents fairly the information shown therein and has been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement. No other financial statements or schedules of any Subsidiary are required by the Act or the Regulations to be included in the Registration Statement or the Pro-spectus.

             (xiv) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, there has not been (A) any material adverse change, including, whether or not insured against, any material loss or damage to any material assets, or development involving a prospective material adverse change, in the general affairs, properties, assets, management, condition (financial or other wise), results of operations, stockholders' equity, business or prospects of the Company or any of the Subsidiaries taken as a whole, (B) any transaction entered into other than in the ordinary course of business consistent with past practice by the Company or any of the Subsidiaries that is material to the Company and the Subsidiaries taken as a whole, (C) any dividend or distribution of any kind declared, paid or made by the Company or any of the Subsidiaries on their respective capital stock, (D) any liabilties or obligations, direct or indirect, incurred by the Company or any of the Subsidiaries that are material to the Company and the Subsidiaries other than liabilities incurred in the ordinary course of the Company's business consistent with past practice or (E) any material change in the short-term debt or long-term debt of the Company or any of the Subsidiaries. Neither the Company nor any of the Subsidiaries has any contingent liabilities or obligations that are material and that are not disclosed in the Prospectus.

              (xv) The Company has not distributed and, prior to the later to occur of the Closing Date, the Option Closing Date or the completion of the distribution of the Shares, will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the Preliminary Prospectus, the Prospectus and other materials, if any, permitted by the Act and the Regulations.

             (xvi) The Company and each of the Subsidiaries has filed with the appropriate federal state and local governmental agencies, and all foreign countries and political subdivisions thereof, all material tax returns that are required to be filed or has duly obtained extensions of time for the filing thereof and has paid all taxes shown on such returns and all material assessments received by it to the extent that the same have become due. The Company and each of the Subsidiaries has not executed or filed with any taxing authority, foreign or domestic, any agreement extending the period for assessment or collection of any income or other taxes, is not a party to any pending action or proceeding by any foreign or domestic governmental agencies for the assessment or collection of taxes, and no claims for assessment or collection of taxes have been asserted against the Company or any of the Subsidiaries that would materially adversely affect the general affairs, assets, material properties, condition (financial or other wise), results of operations, stockholders' equity, business or prospects of the Company and the Subsidiaries taken as a whole.

            (xvii) To the best of the Company's knowledge, Ernst & Young LLP, which has certified certain financial statements of the Company and its consolidated subsidiaries, not including AEMI, and of Flam & Russell included in the Registration Statement and the Prospectus, are independent public accountants as required by the Act, the Exchange Act and the Regulations. The statements included in the Registration Statement with respect to Ernst & Young LLP pursuant to Rule 509 of Regulation S-K are true and correct in all material respects.

            (xviii) Neither the Company nor any of the Subsidiaries is, or with the giving of notice or the passage of time or both would be, in violation of, or in default under, any of the terms or provisions of
          (A) its Certificate of Incorporation or By-laws, as amended to the date hereof, or (B) except to the extent such action would not have a material adverse effect on the general affairs, material properties, assets, condition (financial or otherwise), results of operations, stockholders' equity, business or prospects of the Company and the Subsidiaries taken as a whole, (1) any indenture, mortgage, deed of trust, contract, loan agree ment, commitment or other agreement or instrument to which it is a party or by which it or any of its material proper-ties is bound or affected; (2) any law, rule, regulation, judgment, order or decree of any government or governmental agency, instrumentality or court, domestic or foreign, having jurisdiction over it or any of its material properties or business or (3) any license, permit, certification, registration, approval, consent or franchise referred to in subsection (iii) of this Section 1(a).

             (xix) Other than as disclosed in the Prospectus, there are no claims, actions, suits, proceedings, arbitrations, investigations or inquiries pending before or, to the knowledge of the Company, threatened or contemplated by, any governmental agency, instrumentality, court or tribunal, domestic or foreign, or before any private arbitration tribunal, relating to or affecting the Company or any of the Subsidiaries or any of their respective material prop-erties or business that might affect the issuance or validity of any of the Shares or the validity of any of the outstanding Common Shares, or that, if determined adversely to the Company, would, in any case or in the aggregate, result in any material adverse change in the general affairs, material properties, assets, condition (financial or otherwise), results of operations, stockholders' equity, business or prospects of the Company and the Subsidiaries taken as a whole; nor, to the knowledge of the Company, is there any reasonable basis for any such claim, action, suit, proceeding, arbitration, investigation or inquiry. There are no outstanding orders, judgments or decrees of any court, governmental agency, instrumentality or other tribunal enjoining the Company or any Subsidiary from, or requiring the Company to take or refrain from taking, any action, or to which the Company or any Subsidiary, or their respective material properties, assets or business is bound or subject.

              (xx) Except as disclosed in the Prospectus, the Company and each of the Subsidiaries owns, or possesses adequate rights to use, all patents, patent applications, trademarks, trademark registrations, applications for trademark registration, trade names, service marks, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential technology, information, systems, design methodologies and devices or procedures developed or derived from the Company's or a Subsidiary's business), trade secrets, confidential information, processes and formulations necessary for or used in the conduct of its business as described in the Prospectus (collectively, the "Intellectual Property") that, if not so owned, or if rights to use were not so possessed, would materially adversely affect the general affairs, material properties, condition (financial or otherwise), results of operations, stockholders' equity, business or prospects of the Company and the Subsidiaries; neither the Company nor any of the Subsidiaries has knowingly infringed, is infringing or has received any notice of conflict with the asserted rights of others with respect to the Intellectual Property that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially adversely affect the general affairs, material properties, condition (financial or otherwise), results of operations, stockholders' equity, business or prospects of the Company and the Subsidiaries taken as a whole; and, to the knowledge of the Company, no others have infringed upon or are in conflict with its Intellectual Property.

             (xxi) The Company and each of the Subsidiaries has good and marketable title to all personal property (tangible and intangible) described in the Prospectus as being owned by it, free and clear of all liens, security interests, charges or encumbrances, except (A) those as are described in the Prospectus, (B) liens arising in the ordinary course of the Company's business consistent with past practice since the date of the latest balance sheet in the Prospec-tus, (C) purchase money security interests, conditional sale contracts, capitalized leases and other title retention or deferred purchase devices arising in the ordinary course of the Company's business consistent with past practice, (D) deposits or pledges made in connection with workers' compensation or unemployment insurance,
          (E) liens arising by operation of law to secure landlords and lessors under lease agreements, (F) liens to secure claims for labor, material or supplies to the extent payment therefor shall not at the time be required to be made, (G) liens for current taxes not yet due or for taxes being contested in good faith and (H) those as do not materially affect the value or the transferability of such property and do not interfere in any material respect with the use made, or proposed to be made, of such property by the Company or such Subsidiary. The Company and each of the Subsidiaries has adequately insured with insurers of recognized financial responsibility its personal property against loss or damage by fire or other casualty and maintains, in adequate amounts, insurance against such other risks as are prudent and customary in the businesses in which they are engaged. The Company does not own any real property, and all real property used or leased by the Company or any of the Subsidiaries, as described in the Prospectus (collectively, the "Premises"), is held by the Company or such Subsidiary under a valid, subsisting and enforceable lease, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights or contractual obligations generally. The Premises, and all operations conducted thereon, are now and, since the Company or such Subsidiary began to use such Premises, always have been in compliance in all material respects with all federal, state and local statutes, ordinances, regulations, rules, standards and requirements of common law concerning or relating to industrial hygiene and the protection of health and the environ-ment (collectively, "the Environmental Laws"), except to the extent that any failure to be in such compliance would not materially adversely affect the general affairs, material properties, assets, condition (financial or otherwise), results of operations, stockholders' equity, business or prospects of the Company and the Subsidiaries taken as a whole. To the actual knowledge of the Company, there have been no releases of hazardous substances on, beneath or arising from the Premises since the Company or such Subsidiary began to use such Premises that would give rise to liability, the imposition of a statutory lien or require a "Response," "Removal" or "Remedial Action," as defined herein, under any of the Environmental Laws, and that would materially adversely affect the general affairs, material properties, assets, condition (financial or otherwise), results of operations, stockholders' equity, business or prospects of the Company and the Subsidiaries taken as a whole. Neither the Company nor any of the Subsidiaries has received written notice, and does not have actual knowledge, of any claim, investigation, regulatory action, suit or other action instituted or threatened against it or the Premises relating to any of the Environmental Laws. Neither the Company nor any of the Subsidiaries has received any notice of material violation, citation, complaint, order, directive, request for information or response thereto, notice letter, demand letter or compliance schedule to or from any governmental or regulatory agency arising out of or in connection with Hazardous Substances (as defined by applicable Environmental Laws) on, beneath, arising from or generated at the Premises. As used in this subsection, the terms "Response," "Removal" and "Remedial Action" shall have the respective meanings assigned to such terms under Sections 101 (23)-101 (25) of the Comprehensive Environmental Response, Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act.

            (xxii) Each of the Company and the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that: (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary in order to permit preparation of the Company's consolidated financial statements in accordance with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

           (xxiii) All offers and sales of the Company's capital stock prior to the date hereof were at all relevant times duly registered under the Act or exempt from the registration requirements of the Act and were duly registered or the subject of an available exemption from the registration requirements of applicable state securities or blue sky laws.

            (xxiv) Each material contract or other material instrument (however characterized or described) to which the Company or any of the Subsidiaries is a party or by which any of its properties or business is bound or affected and to which reference has been made in the Prospectus or which has been filed as an exhibit to the Registration Statement has been duly and validly executed by the Company or such Subsidiary and, to the knowledge of the Company, by the other parties thereto. Except as described in the Prospectus, each such contract or other instrument is in full force and effect in all material respects and, to the knowledge of the Company, is enforceable against the par-ties thereto in all material respects in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights or contractual obligations generally, and neither the Company nor such Subsidiary is and, to the knowledge of the Company, no other party is in material default thereunder and no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a material default thereunder.

             (xxv) Except for the Company's 401(k), disability, health and life insurance plans, neither the Company nor any Subsidiary has had any employee benefit plan, profit sharing plan, employee pension benefit plan or employee welfare benefit plan or deferred compensation arrangements (collectively, "Plans") that are subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations thereunder ("ERISA"). All Plans that are subject to ERISA are, and have been at all times since their establishment, in compliance with ERISA in all material respects and, to the extent required by the Internal Revenue Code of 1986, as amended (the "Code"), in compliance with the Code in all material re-spects. Neither the Company nor any Subsidiary has sponsored any employee pension benefit plan that is subject to Part 3 of Subtitle B of Title I of ERISA or any defined benefit plan or multiemployer plan. Neither the Company nor any Subsidiary has maintained retired life and retired health insurance plans that are employee welfare benefit plans providing for continuing benefit or coverage for any employee or any beneficiary of any employee after such employee's termination of employment, except as required by Section 4980B of the Code. To the knowledge of the Company, no fiduciary or other party in interest with respect to any of the Plans has caused any of such Plans to engage in a prohibited transaction as defined in Section 406 of ERISA. As used in this subsection, the terms "defined benefit plan," "employee benefit plan," "employee pension benefit plan," "employee welfare benefit plan," "fiduciary" and "multiemployer plan" shall have the respective meanings assigned to such terms in
          Section 3 of ERISA.

            (xxvi) No labor dispute exists with the employees of the Company or any of the Subsidiaries and, to the knowledge of the Company, no such labor dispute is imminent.

           (xxvii) Except as disclosed in the Prospectus, the Company has not incurred any liability for any finder's fees or similar payments in connection with the transactions contemplated herein.

          (xxviii) Except as described in the Prospectus or as entered into in the ordinary course of the Company's business consistent with past practice, neither the Company nor any Subsidiary is a party to, nor is it bound by, any agreement pursuant to which royalties, honoraria or fees are payable by the Company or such Subsidiary to any person by reason of the ownership or use of any Intellectual Property that is material to the business of the Company or such Subsidiary.

            (xxix) The Company is familiar with the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, and has in the past conducted, and intends in the future to continue to con duct, its affairs in such a manner to ensure that it will not become an "investment company" within the meaning of the 1940 Act and such rules and regulations.

             (xxx) Neither the Company nor any of its officers, directors or affiliates has (A) taken, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (B) since the filing of the Registration Statement
          (1) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Shares or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

            (xxxi) The Company has obtained for the benefit of the Company and the Underwriters from the Selling Stockholder and each of the Company's directors and executive officers listed on Schedule II hereto a written agreement ("lock-up agreement"), in the form of Exhibit C hereto, that for a period of 180 days from the Effective Date such Selling Stockholder, director or executive officer will not, without the prior written consent of the Representatives, offer, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock.

           (xxxii) Neither the Company, any of the Subsidiaries, nor any director, officer, employee or other person associated with or acting on behalf of the Company or any Subsidiary has, directly or indirectly: used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

          Any certificate signed by any officer of the Company in such capacity and delivered to the Representatives or to counsel for the Underwriters pursuant to this Agreement shall be deemed a representation and warranty by the Company to the several Underwriters as to the matters covered thereby.

          (b) Representations and Warranties of the Selling Stockholder. The Selling Stockholder represents and warrants to, and agrees with, each of the several Underwriters and the Company that:

               (i) The Selling Stockholder is a corporation in good standing under the laws of the State of Israel. The Selling Stockholder has full power and authority to own its assets and to conduct its business.

              (ii) The Selling Stockholder has full right, power (corporate and other) and authority to enter into this Agreement and the Agreement and Power of Attorney and to sell, assign, transfer and deliver to the Underwriters the Shares to be sold by the Selling Stockholder hereunder; and the execution and delivery of this Agreement and the Agreement and Power of Attorney have been duly authorized by all necessary action of the Selling Stockholder.

             (iii) The Selling Stockholder has duly executed and delivered this Agreement and the Agreement and Power of Attorney and, assuming due execution of this Agreement by the Representatives of the Underwriters, this Agreement and the Agreement and Power of Attorney constitute the valid and binding agreements of the Selling Stockholder enforceable against the Selling Stockholder in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles and, with respect to this Agreement and the Agreement and Power of Attorney, except as the enforceability of rights to indemnity and contribution under this Agreement may be limited under applicable securities laws or the public policy underlying such laws.

     (iv) No consent, approval, authorization, order or declaration of or form, or registration, qualification or filing with, any court or governmental agency or body is required for the sale of the Shares to be sold by the Selling Stockholder or the consummation of the transactions contemplated by this Agreement and the Agreement and Power of Attorney, except the registration of such Shares under the Act (which, if the Registration Statement is not effective as of the time of execution hereof, shall be obtained as provided in this Agreement) and such as may be required under state securities or blue sky laws in connection with the offer, sale and distribution of such Shares by the Underwriters.

     (v) The sale of the Shares to be sold by the Selling Stockholder and the performance of this Agreement and the Agreement and the Power of Attorney and the consummation of the transactions therein and herein contemplated will not conflict with, or, with or without the giving of notice or the passage of time or both, result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Selling Stockholder or any of its subsidiaries is a party or to which any of their respective material properties or assets is subject, nor will such action conflict with or violate any provision of the charter documents or by-laws of the Selling Stockholder or governing instruments of any of its subsidiaries or any statute, rule or regulation or any order, judgement or decree of any court or governmental agency or body having jurisdiction over the Selling Stockholder or any of the Selling Stockholder's material properties or assets.

     (vi) The Selling Stockholder has, and immediately prior to the Option Closing Date (as defined in Section 4 hereof), the Selling Stockholder will have, good and valid title to the Shares to be sold by the Selling Stockholder hereunder, free and clear of all liens, security interests, pledges, charges, encumbrances, defects, shareholders' agreements, voting trusts, equities or claims of any nature whatsoever (other than pursuant to this Agreement and the Agreement and Power of Attorney); and, upon delivery of such Shares against payment therefor as provided herein, good and valid title to such Shares, free and clear of all liens, security interests, pledges, charges, encumbrances, defects, stockholders' agreements, voting trusts, equities or claims of any nature whatsoever, will pass to the several Underwriters.

     (vii) Neither the Selling Stockholder nor any of its officers, directors or affiliates has (A) taken, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (B) since the filing of the Registration Statement (1) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Shares or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

     (viii) To the best knowledge of the Selling Stockholder, the representations and warranties of the Company contained in Section 1(a) hereof are true and correct.

     (ix) Certificates in negotiable form for the Optional shares to be sold hereunder by the Selling Stockholder have been placed in custody, for the purpose of making delivery of such Optional Shares under this Agreement, under the Agreement and Power of Attorney which appoints Aryeh Trabelsi as custodian (the "Custodian") for the Selling Stockholder. The Selling Stockholder agrees that the Optional Shares represented by the certificates held in custody for it under the Agreement and Power of Attorney are for the benefit of and coupled with and subject to the interest hereunder of the Custodian, the Underwriters and the Company, that the arrangements made by the Selling Stockholder for such custody and the appointment of the Custodian by the Selling Stockholder are irrevocable, and that the obligations of the Selling Stockholder hereunder shall not be terminated by operation of law, the liquidation of the Selling Stockholder or any other event, and after any such liquidation or event, certificates for the Optional Shares shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement and any actions taken by the Custodian pursuant to the Agreement and Power of Attorney shall be as valid as if such liquidation or other event had not occurred, regardless of whether or not the Custodian shall have received notice thereof.

  In order to document the Underwriters' compliance with the reporting and withholding provisions of the Code, with respect to the transactions herein contemplated, the Selling Stockholder agrees to deliver to the Representatives prior to or at the Option Closing Date, a properly completed and executed United States Treasury Department Form W-8 or other applicable form or statement specified by Treasury Department regulations in lieu thereof.

  2. Purchase and Sale of Offered Shares. On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company shall sell the Offered Shares to the several Underwriters at the Offering Price less the underwriting discount shown on the cover page of the Prospectus (the "Underwriting Discount"), and the Underwriters, severally and not jointly, shall purchase from the Company on a firm commitment basis, at the Offering Price less the Underwriting Discount, the respective Offered Shares set forth opposite their names on Schedule I hereto. In making this Agreement, each Underwriter is contracting severally, and not jointly, and except as provided in Sections 4 and 11 hereof, the agreement of each Underwriter is to purchase only that number of Offered Shares specified with respect to that Underwriter in Schedule I. The Underwriters shall offer the Offered Shares to the public as set forth in the Prospectus.

  3. Payment and Delivery. Payment for the Offered Shares shall be made to the Company by certified or official bank check payable to its order in Philadelphia Clearing House funds, at the offices of Duane, Morris & Heckscher LLP, 4200 One Liberty Place, Philadelphia, Pennsylvania 19103, or at such other location as shall be agreed upon by the Company and the Representatives, or in immediately available funds wired to such account as the Company may specify (with all costs and expenses incurred by the Underwriters in connection with such settlement in immediately available funds (including, but not limited to, interest or cost of funds expenses) to be borne by the Company), against delivery of the Offered Shares to the Representatives at the offices of The Depository Trust Company, 55 Water Street, New York, New York 10041, for the respective accounts of the Underwriters. Such payment and delivery will be made at 10:00 A.M., Philadelphia time, on the third (or, if the Offered Shares are priced, as contemplated by Rule 15c6-1(c) under the Exchange Act after 4:30 P.M. Philadelphia time, the fourth) business day after the date of this Agreement or at such other time and date not later than five business days thereafter as the Representatives and the Company shall agree upon. Such time and date are referred to herein as the "Closing Date." The certificates representing the Offered Shares to be sold and delivered will be in such denominations and registered in such names as the Representatives request not less than two full business days prior to the Closing Date, and will be made available to the Representatives for inspection, checking and packaging at the office of The Depository Trust Company in New York, New York or at such other location in New York, New York as is specified by the Representatives, not less than one full business day prior to the Closing Date.

  4. Option to Purchase Optional Shares.

     (a) For the purposes of covering any over-allotments in connection with the distribution and sale of the Offered Shares as contemplated by the Prospectus, subject to the terms and conditions herein set forth, the several Underwriters are hereby granted an option by the Selling Stockholder to purchase all or any part of the Optional Shares from the Selling Stockholder (the "Over-allotment Option"). The purchase price to be paid for the Optional Shares shall be the Offering Price less the Underwriting Discount. The Over-allotment Option granted hereby may be exercised by the Representatives on behalf of the several Underwriters as to all or any part of the Optional Shares at any time and from time to time within 30 business days after the Effective Date. No Underwriter shall be under any obligation to purchase any Optional Shares prior to an exercise of the Over-allotment Option.

  (b) The Over-allotment Option granted hereby may be exercised by the Representatives on behalf of the several Underwriters by giving notice to the Selling Stockholder by a letter sent by registered or certified mail, postage prepaid, telex, telegraph, telegram or facsimile (such notice to be effective when sent), addressed as provided in Section 13 hereof, setting forth the number of Optional Shares to be purchased, the date and time for delivery of and payment for the Optional Shares and stating that the Optional Shares referred to therein are to be used for the purpose of covering over-allotments in connection with the distribution and sale of the Offered Shares. If such notice is given prior to the Closing Date, the date set forth therein for such delivery and payment shall not be earlier than either five full business days thereafter or the Closing Date, whichever occurs later. If such notice is given on or after the Closing Date, the date set forth therein for such delivery and payment shall be a date selected by the Representatives that is not later than five full business days after the exercise of the Over-allotment Option. The date and time set forth in such a notice is referred to herein as an "Option Closing Date," and a closing held pursuant to such a notice is referred to herein as an "Option Closing." The number of Optional Shares to be sold to each Underwriter pursuant to each exercise of the Over-allotment Option shall be the number that bears the same ratio to the aggregate number of Optional Shares being purchased through such Over-allotment Option exercise as the number of Offered Shares opposite the name of such Underwriter in Schedule I hereto bears to the total number of all Offered Shares; subject, however, to such adjustment as the Representatives may approve to eliminate fractional shares and subject to the provisions for the allocation of Optional Shares purchased for the purpose of covering over-allotments set forth in Sections 9 and 12 of the Agreement Among Underwriters. Upon each exercise of the Over-allotment Option, the Selling Stockholder shall become obligated to issue and sell to the Representatives for the respective accounts of the Underwriters, and on the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the several Underwriters shall become severally but not jointly obligated to purchase from the Selling Stockholder, the number of Optional Shares specified in each notice of exercise of the Over-allotment Option.

  (c) Payment for the Optional Shares shall be made to the Selling Stockholder by certified or official bank check payable to its order in Philadelphia Clearing House funds, at the offices of Duane, Morris & Heckscher LLP, 4200 One Liberty Place, Philadelphia, PA 19103, or such other location as shall be agreed upon by the Selling Stockholder and the Representatives, or in immediately available funds wired to such account as the Selling Stockholder may specify (with all costs and expenses incurred by the Underwriters in connection with such settlement in immediately available funds (including, but not limited to, interest or cost of funds expenses) to be borne by the Selling Stockholder), against delivery of the Optional Shares to the Representatives at the offices of The Depository Trust Company, 55 Water Street, New York, New York 10041, for the respective accounts of the Underwriters. The certificates representing the Optional Shares to be issued and delivered will be in such denominations and registered in such names as the Representatives request not less than two full business days prior to the Option Closing Date, and will be made available to the Representatives for inspection, checking and packaging at the office of The Depository Trust Company in New York, New York or at such other location in New York, New York as is specified by the Representatives not less than one full business day prior to the Option Closing Date.

  5. Certain Covenants and Agreements of the Company and the Selling
Stockholder.

     (a) Covenants of the Company. The Company covenants and agrees with the several Underwriters as follows:

         (i) If Rule 430A of the Regulations is employed, the Company will timely file the Prospectus pursuant to and in compliance with Rule 424(b) of the Regulations and will advise the Representatives of the time and manner of such filing.

        (ii) The Company will not at any time, whether before or after the Registration Statement shall have become effective, during such period as, in the opinion of counsel for the Underwriters, the Prospectus is required by law to be delivered in connection with sales by the Underwriters or a dealer, file or publish any amendment or supplement to the Registration Statement or the Prospectus of which the Representatives have not been previously advised and furnished a copy, or which is not in compliance with the Regulations, or, during the period before the distribution of the Offered Shares and the Optional Shares is completed, file or publish any amendment or supplement to the Registration Statement or the Prospectus to which the Representatives reasonably object in writing.

       (iii) The Company will use its best efforts to cause the Registration Statement, if not effective at the time and date that this Agreement is executed and delivered by the parties hereto, to become effective and will advise the Representatives immediately, and confirm such advice in writing,
     (A) when the Registration Statement, or any post-effective amendment to the Registration Statement, is filed with the SEC, (B) of the receipt of any comments from the SEC, (C) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective, or when any supplement to the Prospectus or any amended Prospectus has been filed, (D) of any request of the SEC for amendment or supplementation of the Registration Statement or Prospectus or for additional information, (E) during the period when the Prospectus is required to be delivered under the Act and Regulations, of the happening of any event which in the Company's judgment makes any material statement in the Registration Statement or the Prospectus untrue or which requires any changes to be made in the Registration Statement or the Prospectus in order to make any material statements therein not misleading and (F) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, the suspension of the qualification of any of the Shares for offering or sale in any jurisdiction in which the Underwriters intend to make such offers or sales, or of the initiation or threatening of any proceedings for any of such purposes. The Company will use its best efforts to prevent the issuance of any such stop order or of any order preventing or suspending such use and, if any such order is issued, to obtain as soon as possible the lifting thereof.

        (iv) The Company has delivered to the Representatives, without charge, and will continue to deliver from time to time until the Effective Date, as many copies of each Preliminary Prospectus as the Representatives may reasonably request. The Company will deliver to the Representatives, without charge, as soon as possible after the Effective Date, and thereafter from time to time during the period when delivery of the Prospectus is required under the Act, such number of copies of the Prospectus (as supplemented or amended, if the Company makes any supplements or amendments to the Prospectus) as the Representatives may reasonably request. The Company hereby consents to the use of such copies of the Preliminary Prospectus and the Prospectus for the purposes permitted by the Act, the Regulations and the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by all dealers to whom Shares may be sold, both in connection with the offering and sale of the Shares and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer. The Company has furnished or will furnish to the Representatives two signed copies of the Registration Statement as originally filed and of all amendments thereto, whether filed before or after the Effective Date, two copies of all exhibits filed therewith and two signed copies of all consents and certificates of experts, and will deliver to the Representatives such number of conformed copies of the Registration Statement, including financial statements and exhibits, and all amendments thereto, as the Representatives may reasonably request.

        (v) The Company will comply with the Act, the Regulations, the Exchange Act and the rules and regulations thereunder so as to permit the continuance of sales of and dealings in the Shares for as long as may be necessary to complete the distribution of the Shares as contemplated hereby. The Company will comply with all of the provisions of any undertakings contained in the Registration Statement.

        (vi) The Company will furnish such information as may be required and otherwise cooperate in the registration or qualification of the Shares, or exemption therefrom, for offering and sale by the several Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions in which the Representatives determine to offer the Shares, after consultation with the Company, and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided, however, that no such qualification shall be required in any jurisdiction where, solely as a result thereof, the Company would be subject to taxation or qualification as a foreign corporation doing business in such jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject. The Company will, from time to time, prepare and file such statements and reports as are or may be required to continue such qualification in effect for so long a period as is required under the laws of such jurisdictions for such offering and sale.

        (vii) Subject to subsection (ii) of this Section 5(a), in case of any event, at any time within the period during which, in the opinion of counsel for the Underwriters, a prospectus is required to be delivered under the Act and the Regulations, as a result of which event any Preliminary Prospectus or the Prospectus, as then amended or supplemented, would contain in the judgment of the Company or in the opinion of counsel for the Underwriters an untrue statement of a material fact, or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or, if it is necessary at any time to amend any Preliminary Prospectus or the Prospectus to comply with the Act and the Regulations or any applicable securities or Blue Sky laws, the Company promptly will prepare and file with the SEC, and any applicable state securities commission, an amendment or supplement that will correct such statement or omission or an amendment that will effect such compliance and will furnish to the Representatives such number of copies of such amendment or amendments or supplement or supplements to the Prospectus, in form and substance satisfactory to the Representatives and counsel for the Underwriters, as the Representatives may reasonably request. For purposes of this subsection, the Company will furnish such information to the Representatives, the Underwriters' counsel and counsel to the Company as shall be necessary to enable such persons to consult with the Company with respect to the need to amend or supplement the Prospectus, and shall furnish to the Representatives and the Underwriters' counsel such further information as each may from time to time reasonably request. If the Company and the Representatives agree that the Prospectus should be amended or supplemented, the Company, if requested by the Representatives, will, if and to the extent required by law, promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement.

        (viii) The Company will make generally available to its security holders as soon as practicable and in any event not later than 45 days after the end of the period covered thereby, an earnings statement of the Company, which need not be audited unless required by the Act or the Regulations, that shall comply with Section 11(a) of the Act and Rule 158 under the Regulations and cover a period of at least 12 consecutive months beginning not later than the first day of the Company's fiscal quarter next following the Effective Date.

        (ix) For a period of five years from the Effective Date, the Company will deliver to the Representatives: (i) a copy of each report or document, including, without limitation, reports on Forms 8-K, 10-Q and 10-K (or such similar forms as may be designated by the SEC), registration statements and any exhibits thereto, filed or furnished to the SEC or any securities exchange or the NASD, on the date each such report or document is so filed or furnished; (ii) as soon as practicable, copies of any reports or communications (financial or other) of the Company mailed to its security holders and (iii) every material press release in respect of the Company or its affairs that was released or prepared by the Company.

        (x) For a period of three years from the Effective Date, the Company will deliver to the Representatives, subject to execution of an appropriate confidentiality agreement, such additional information concerning the business and financial condition of the Company as the Representatives may from time to time reasonably request in writing, and which can be prepared or obtained by the Company without unreasonable effort or expense.

        (xi) Neither the Company nor any of its officers, directors or affiliates will (A) take, directly or indirectly, prior to the termination of the underwriting syndicate contemplated by this Agreement, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares, (B) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of, the Shares or (C) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

        (xii) In connection with the lock-up agreements, appropriate stop transfer instructions with respect to any Common Shares held by such person will be issued by the Company to the transfer agent for such Common Shares.

        (xiii) The Company will not sell, issue, contract to sell offer to sell or otherwise dispose of any Common Shares, options to purchase Common Shares or any other security convertible into or exchangeable for Common Shares, from the date of the Effective Date through the period ending 180 days after the Effective Date, without the prior written consent of the Representatives, which consent shall not be unreasonably withheld, except for (i) the sale of the Shares as contemplated by this Agreement and the granting of options, (ii) the grant of options or awards under, or the issuance of Common Shares upon the exercise of options or awards granted under, the Company's 1997 Equity Incentive Plan described in the Prospectus, (iii) in connection with the acquisition of AEMI and (iv) the issuance of shares as consideration for future acquisitions if the terms of such issuance provide that such Common Shares shall not be sold prior to the expiration of the 180-day period referenced under the lock-up agreements.

        (xiv) The Company will use all reasonable efforts to maintain the listing of the Common Shares on the Nasdaq NMS.

        (xv) The Company shall, at its sole cost and expense, supply and deliver to the Representatives and the Underwriters' counsel (in the form they require), within a reasonable period from the Closing Date, six transaction binders, each of which shall include the Registration Statement, as amended or supplemented, the Prospectus, the Preliminary Blue Sky Memorandum and any supplement thereto and all other underwriting and closing documents.

        (xvi) The Company will use the net proceeds from the sale of the Shares to be sold by it hereunder substantially in accordance with the description set forth in the Prospectus and shall file such reports with the SEC with respect to the sale of such Shares and the application of the proceeds therefrom as may be required in accordance with Rule 463 under the Act.

        (xvii) Following the Closing Date, the Company shall nominate as directors for election by the Company's stockholders and, to the extent permitted by applicable law, shall use its best efforts to effectuate such election so that for the three years following the Effective Date, the Company's Board of Directors shall include three individuals who are not affiliates of the Company or its affiliates.

        (xviii) If at any time during the period beginning on the Effective Date and ending on the later of (A) the date 30 days after such Effective Date and (B) the date that is the earlier of (1) the date on which the Company first files with the SEC a Quarterly Report on Form 10-Q after the Effective Date and (2) the date on which the Company first issues a quarterly financial report to stockholders after the Effective Date, (x) any publication or event relating to or affecting the Company shall occur as a result of which in the reasonable opinion of the Representatives the market price of the Shares has been or is likely to be materially affected, regardless of whether such publication or event necessitates an amendment of or supplement to the Prospectus, the Company will, after written notice from the Representatives advising the Company to the effect set forth above, consult with the Representatives concerning the necessity of a press release or other public statement, and, if the Company reasonably determines after such consultation that a press release or other public statement is necessary, the Company will forthwith prepare and consult with the Representatives concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to the Representatives, responding to or commenting on such publication or event and (y) any rumor relating to or affecting the Company shall occur as a result of which in the reasonable opinion of the Representatives the market price of the Shares has been or is likely to be materially affected, regardless of whether such rumor necessitates an amendment of or supplement to the Prospectus, the Company will consult with the Represen tatives concerning the necessity of a press release or other public statement, and, if the Company determines that a press release or other public statement is necessary, the Company will forthwith prepare, consult with the Represen-tatives concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to the Representatives, responding to or commenting on such rumor.

        (xix) For a period of three years following the Closing Date, the Company grants Pennsylvania Merchant Group Ltd the right of first refusal to act as the managing under writer for any and all future public offerings (excluding offerings to Company employees or to others as consideration for the purchase of assets for use in the Company's business or in one or more business combinations) of any equity securities of the Company, or any successor to or any subsidiary of the Company. Pennsylvania Merchant Group Ltd shall notify the Company of the decision whether or not to exercise this right of first refusal within 30 days of receipt of written notice of the intention of the Company or its successor or subsidiary to offer equity securities for sale.

     (b) Covenants of the Selling Stockholder. The Selling Stockholder covenants and agrees with each of the Underwriters:

         (i) The Selling Stockholder will execute a lock-up agreement, which lock-up agreement shall be in form of Exhibit C hereto, and shall deliver such agreement to the Representatives prior to the Effective Date. Appropriate stop transfer instructions with respect to the Common Shares held by the Selling Stockholder, other than the Optional Shares, will be issued by the Company to the transfer agent for the Common Shares.

         (ii) Neither the Selling Stockholder nor any of its officers, directors or affiliates will (A) take, directly or indirectly, prior to the termination of the underwriting syndicate contemplated by this Agreement, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares, (B) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of, the Shares or (C) pay to or agree to pay any person any compensation for soliciting another to purchase any other securities of the Company.

         (iii) The Selling Stockholder will not, without the prior written consent of the Representatives, make any bid for or purchase any Common Shares during the 180-day period following the date hereof.

6.   Payment of Expenses.

     (a) Whether or not the transactions contemplated by this Agreement are consummated and regardless of the reason this Agreement is terminated, the Company will pay or cause to be paid, and bear or cause to be borne, all costs and expenses incident to the performance of the obligations of the Company and the Selling Stockholder under this Agreement, including: (i) the fees and expenses of the accountants and counsel for the Company incurred in the preparation of the Registration Statement and any post-effective amendments thereto (including financial statements and exhibits), the Preliminary Prospectuses and the Prospectus and any amendments or supplements thereto;

(ii) printing and delivery expenses associated with the Registration Statement and any post-effective amendments thereto, the Preliminary Prospectus, the Prospectus, this Agreement, the Agreement Among Underwriters, the Underwriters' Questionnaire, the Power of Attorney, the Selected Dealer Agreement and related documents and the Preliminary Blue Sky Memorandum and any supplement thereto;
(iii) the costs (other than fees and expenses of the Underwriters' counsel except in connection with Blue Sky filings or exemptions as provided herein) incident to the authentication, issuance, sale and delivery of the Shares to the Underwriters; (iv) all taxes, if any, on the issuance, delivery and transfer of the Shares to be sold by the Company and the Selling Stockholders; (v) the fees, expenses and all other costs of qualifying the Shares for sale under the securi-ties or Blue Sky laws of those states in which the Shares are to be offered or sold, including the reasonable fees and disbursements of Underwriters' counsel and such local counsel as may have been reasonably required and retained for such purpose; (vi) the fees, expenses and other costs of, or incident to, securing any review or approvals by or from the NASD exclusive of fees of the Underwriters' counsel; (vii) the filing fees of the SEC; (viii) the cost of furnishing to the Underwriters copies of the Registration Statement, the Preliminary Prospectuses and the Prospectuses as herein provided; (ix) the Company's travel expenses in connection with meetings with the brokerage community and institutional investors; (x) the costs and expenses associated with settlement in same day funds (including, but not limited to, interest or cost of funds expenses), if desired by the Company or the Selling Stockholder;
(xi) the fees for listing the Shares on the Nasdaq NMS; (xii) the cost of printing certificates for the Shares; (xiii) the cost and charges of any transfer agent and (xiv) all other costs and expenses reasonably incident to the performance of their respective obligations hereunder that are not otherwise specifically provided for in this Section 6, provided that except as specifically set forth in subsection (c) of this Section 6 the Underwriters shall be responsible for their out-of-pocket expenses, including those associated with meetings with the brokerage community and institutional investors, other than the Company's travel expenses, and the fees and expenses of their counsel for other than Blue Sky work.

     (b) The Company shall pay as due any state registration, qualification and filing fees and any accountable out-of-pocket disbursements in connection with such registration, qualification or filing in the states in which the Representatives determine, after consultation with the Company, to offer or sell the Shares.

     (c) In order to reimburse the Representatives for those costs and expenses customarily incurred during the registration process: (i) if the issuance and sale of the Offered Shares to the Underwriters is consummated as contemplated by this Agreement, then the Company will pay the Representatives on the Closing Date a non-accountable expense allowance in the amount of $100,000 and (ii) in the event that the Underwriters are willing to proceed with the offering of the Offered Shares at an initial public offering price per share equal to or above the low end of the offering price range stated on the cover of the Preliminary Prospectus circulated to the public and the Company elects not to proceed with the offering of the Offered Shares for any reason, the Company will reimburse the Representatives for their out-of-pocket expenses relating to the offering of the Offered Shares (including but not limited to the fees and disbursements of its counsel) in an amount not to exceed $150,000.

  7.    Conditions of the Underwriters' Obligations.   The obligation of each
Underwriter to purchase and pay for the Offered Shares that it has agreed to purchase hereunder on the Closing Date, and to purchase and pay for any Optional Shares as to which it exercises its right to purchase under Section 4 on any Option Closing Date, is subject at the date hereof, the Closing Date and any Option Closing Date to the continuing accuracy of the respective representations and warranties of the Company and of the Selling Stockholder set forth herein, to the performance by the Company and by the Selling Stockholder of their respective covenants and obligations hereunder and to the following additional conditions precedent:

        (a) The Registration Statement shall have become effective not later than 5:30 p.m., Philadelphia time, on the date of this Agreement, or at such later time or on such later date as the Representatives may agree to in writing; if required by the Regulations, the Prospectus shall have been filed with the SEC pursuant to Rule 424(b) of the Regulations within the applicable time period prescribed for such filing by the Regulations and in accordance with subsection (a) of Section 5 hereof; on or prior to the Closing Date or any Option Closing Date, as the case may be, no stop order or other order preventing or suspending the effectiveness of the Registration Statement or the sale of any of the Shares shall have been issued under the Act or any state securities law and no proceedings for that purpose shall have been initiated or shall be pending or, to the Representatives' knowledge or the knowledge of the Company, shall be contemplated by the SEC or by any authority in any jurisdiction designated by the Representatives pursuant to subsection
  (f) of Section 5 hereof and any request on the part of the SEC for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters.

        (b) All corporate proceedings and other matters incident to the authorization, form and validity of this Agreement, the Shares and the form of the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby, shall be satisfactory in all respects to counsel to the Underwriters; the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters; and the Representatives shall have received from the Underwriters' counsel, Duane, Morris & Heckscher LLP, a favorable opinion, dated as of the Closing Date and any Option Closing Date, as the case may be, and addressed to the Representatives individually and as the Representatives of the several Underwriters with respect to the due authorization, execution and delivery of this Agreement, that the issuance and sale of the Shares have been duly authorized by the Company and the Selling Stockholder, that when the Offered Shares have been duly delivered against payment therefor as contemplated by this Agreement, they will be validly issued, fully paid and nonassessable and that the Registration Statement has become effective under the Act.

     (c) The NASD shall have indicated that it has no objection to the underwriting arrangements pertaining to the sale of any of the Shares.

     (d) The Representatives shall have received copies of the lock-up agreements described in subsection (xii) of Section 5(a) and subsection (i) of
  Section 5(b) signed by those persons set forth on Schedule II annexed hereto.

     (e) The Representatives shall have received at or prior to the Closing Date from the Underwriters' counsel a memorandum or summary, in form and substance satisfactory to the Representatives, with respect to the qualification for offering and sale by the Underwriters of the Shares under the securities or Blue Sky laws of such jurisdictions designated by the Representatives pursuant to subsection (vii) of Section 5(a) hereof.

     (f) On the Closing Date and any Option Closing Date, there shall have been delivered to the Representatives a signed opinion of Blank Rome Comisky & McCauley, counsel for the Company ("Company Counsel"), dated as of each such date and addressed to the Representatives individually and as the Representatives of the several Underwriters to the effect that:

         (i) The Company has been incorporated and is validly existing and in good standing under the laws of Delaware, with corporate power and authority to own or lease and operate its properties and to conduct its business as described in the Prospectus and to execute, deliver and perform this Agreement. To the knowledge of Company Counsel, the Company does not own any stock or other equity interest in any corporation, partnership or other entity other than the Subsidiaries.

        (ii) Each Subsidiary (not including AEMI and Engineering) has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus.

        (iii) This Agreement has been duly authorized, executed and delivered by the Company.

        (iv) The execution, delivery and performance of this Agreement by the Company does not and will not, with or without the giving of notice or the lapse of time, or both, (A) conflict with any terms or provisions of the Certificate of Incorporation or By-laws, as amended to the date hereof of each of the Company or the Subsidiaries (other than AEMI or Engineering); (B) result in a breach of, or constitute a default under, result in the termination or modification of or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the material properties of the Company or any Subsidiary (other than AEMI or Engineering) pursuant to, any material indenture, mortgage, deed of trust, contract, commitment or other agreement or instrument, known to Company Counsel, to which the Company or any Subsidiary (other than AEMI or Engineering) is a party or by which any of the material properties or assets of the Company or any Subsidiary (other than AEMI or Engineering) is bound or subject or (C) violate any law, rule or regulation applicable to the Company or any Subsidiary known to Company Counsel, or violate any judgment, order or decree, known to Company Counsel, of any government or governmental agency, instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary (other than AEMI or Engineering) or any of the material properties of the Company or any Subsidiary (other than AEMI or Engineering).

        (v) The Company has the authorized and outstanding capitalization as set forth in the Prospectus. To the knowledge of Company Counsel, there are no options or warrants for the purchase of, other outstanding rights to purchase, agreements or obligations to issue or agreements or other rights to convert or exchange any obligation or security into, capital stock of the Company or securities convertible into or exchangeable for capital stock of the Company, except as described in the Registration Statement or the Prospectus.

        (vi) The authorized capital stock of the Company, including, without limitation, the outstanding Common Shares and the Shares being issued on the Closing Date and any Option Closing Date, conforms in all material respects with the descriptions thereof in the Prospectus, and such descriptions conform in all material respects with the descriptions thereof set forth in the instruments defining the same. The information in the Prospectus set forth under the captions "Summary," "Risk Factors," "Capitalization," "Dilution," "Management -Employment Agreements," "Management - 1997 Equity Incentive Plan," "Principal Stockholders" and "Shares Eligible for Future

Sale" insofar as it relates to the Employee Options is accurate in all material respects.

  (vii) The Common Shares outstanding immediately prior to the Closing Date, including the Common Shares to be sold by the Selling Stockholder, have been duly authorized and are validly issued, fully paid and nonassessable; the Employee Options have been duly authorized and validly issued; the Common Shares issuable pursuant to the Employee Options, when issued in accordance with the respective terms thereof, will be duly authorized and validly issued, fully-paid and nonassessable; the Company has reserved a sufficient number of Common Shares for issuance pursuant to the Employee Options, and none of such outstanding Common Shares or Employee Options are, and none of such issuable Common Shares will be, issued in violation of any preemptive rights, known to Company Counsel, of any security holder of the Company that have not been waived.

  (viii) All of the issued shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, and, to the knowledge of Company Counsel, except for AEMI, are, and, in the case of AEMI, will be, owned beneficially by the Company free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders agreements, voting trusts, equities or claims of any nature whatsoever. To such counsel's knowledge, other than the subsidiaries listed on Exhibit 21.1 to the Registration Statement, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association.

  (ix) The issuance and sale of the Shares by the Company have been duly authorized and, when the Shares have been duly delivered against payment therefor as contemplated by this Agreement, the Shares will be validly issued, fully paid and nonassessable. None of the Shares will be issued in violation of any preemptive rights of any stockholder of the Company pursuant to the Certificate of Incorporation or By-laws, as amended to the date hereof, of the Company and, to the knowledge of Company Counsel, there are no contractual preemptive rights that have not been waived that exist with respect to the Shares. The certificates representing the Shares are in proper legal form under, and conform in all respects to the requirements of, the DGCL. To the knowledge of Company Counsel, neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives any security holder of the Company any rights, other than those which have been waived, for or relating to the registration of any Common Shares and there are no contracts, agreements or understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person.

  (x) No consent, approval, authorization, order, registration, license or permit of any court, government, governmental agency, instrumentality or other regulatory body or official is required for the valid authorization, issuance, sale and delivery by the Company of any of the Shares or for the execution, delivery or performance by the Company of this Agreement, except such as may be required for the registration of the Shares under the Act, the Regulations or the Exchange Act, or for compliance with the applicable state securities or Blue Sky laws, or the By-laws, rules and other pronouncements of the NASD.

  (xi) The descriptions contained in the Registration Statement and the Prospectus of statutes or regulations, legal and governmental proceedings and of contracts and other documents under the captions "Risk Factors," "The Company," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Business," "Management - Board of Directors," "Management - Employment Agreements," "Management - 1997 Equity Incentive Plan," "Certain Transactions," "Principal Stockholders," "Description of Securities" and
"Shares Eligible for Future Sale" are accurate summaries in all material respects. To a company Counsel's knowledge, there are no contracts, agree a or other documents required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement under the Act or the Regulations that have not been so described, referred to or filed as required.

  (xii) To Company Counsel's knowledge, there are no claims, actions, suits, proceedings, arbitrations, investigations or inquiries pending before, or threatened or contemplated by, any governmental agency, instrumentality, court or tribunal, domestic or foreign, or before any private arbitration tribunal, to which the Company is a party or is threatened to be made a party that, if determined adversely to the Company, would, in any case or in the aggregate, result in any material adverse change in the general affairs, material properties, condition (financial or otherwise), results of operations, stockholders' equity or business of the Company and the Subsidiaries.

  (xiii) The Registration Statement has become effective under the Act, as of the Effective Date, and, to Company Counsel's knowledge, the SEC has not issued any stop order suspending the effectiveness of the Registration Statement, nor has the SEC instituted or threatened to institute proceedings with respect to any such order. Any and all filings required to be made by Rule 424 and Rule 430A under the Act have been made.

  (xiv) The Registration Statement and the Prospectus, as of the Effective Date, and each amendment or supplement thereto as of its effective or issue date (except for the financial statements and notes thereto, and related schedules, and other financial, statistical, technical or scientific information, included therein or omitted therefrom, as to which Company Counsel need not express an opinion) comply as to form in all material respects with the applicable requirements of the Act and Regulations.

  (xv) The Company is not, and will not be as a result of the consummation of the transactions contemplated by this Agreement, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940.

  (xvi) Company Counsel has participated in the preparation of the Registration Statement and the Prospectus, including reviews and discussions of the contents thereof, and while such Counsel has no particular expertise and is not expressing any view with respect to the financial statements and notes thereto and related schedules and the other financial, statistical, technical and scientific information contained in the Prospectus, and is not passing upon the accuracy or completeness of the statements contained in the Registration Statement or the Prospectus, other than those specifically referred to in clause
(v), clause (vi) and clause (xi) of this subsection (f) of this Section 7, in the course of such reviews and discussions, no facts came to its attention that would cause it to have reason to believe that (A) the Registration Statement or any post-effective amendment thereto, on the date it became effective and on the Closing Date or the Option Closing Date, as the case may be, contained any untrue statement of a material fact or omitted any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or that (B) the Prospectus on the Effective Date, on the date it was filed pursuant to Rule 424(b) and on the Closing Date or Option Closing Date, as the case may be, contained any untrue statement of material fact or omitted any material fact necessary to make the statements therein, in light of the circumstances under which made, not misleading.

  (xvii) Nothing has come to the attention of Company Counsel that causes it to believe that each of the Company and the Subsidiaries (other than AEMI and Engineering) does not have sufficient licenses, permits, certifications, registrations, approvals, consents and franchises (collectively, "Permits") required to conduct its business as described in the Prospectus in all material respects.

     (xviii) The Common Shares have been approved for inclusion on the Nasdaq National Market.

     The foregoing opinion may be limited to the laws of the United States and the DGCL and Company Counsel may rely as to certain legal matters on other counsel to the Company provided that, in each case, Company Counsel shall state that they believe that they and the Underwriters are justified in relying on such other counsel and shall deliver signed copies of any such opinion to the Representatives and as to questions of fact upon the representations of the Company set forth in this Agreement and upon certificates of officers of the Company and of government officials, all of which certificates must be reasonable and satisfactory in form and scope to counsel to the Underwriters provided that, in each case, Company Counsel shall deliver signed copies of any such certificate to the Representatives. As to matters of Israeli law relating to the Selling Shareholder included in the opinion of Jacob Sabo delivered concurrently with the foregoing opinion, Company Counsel shall state that it is reasonable for the Underwriters to rely on such opinion. The foregoing opinion shall also include the opinions set forth in Section 7(i)(iii) and Section 7(i)(v) of this Agreement to the extent based upon U.S. law.

     (g) On the Closing Date and any Option Closing Date, there shall have been delivered to the Representatives a signed opinion of Jacob Sabo dated as of each such date and addressed to the Representatives, individually and as the Representatives of the several Underwriters, to the effect that:

         (i) Engineering has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Israel and has the corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus.

         (ii) The execution, delivery and performance of this Agreement by the Company and the Selling Stockholder does not and will not, with or without the giving of notice or the lapse of time, or both, (A) conflict with any terms or provisions of the Certificate of Incorporation or By-laws, as amended to the date hereof of Engineering; (B) result in a breach of, or constitute a default under, result in the termination or modification of or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the material properties of Engineering pursuant to, any material indenture, mortgage, deed of trust, contract, commitment or other agreement or instrument , known to such counsel, to which Engineering is a party or by which any of the material properties or assets of the Engineering is bound or subject or (C) violate any law, rule or regulation, or violate any judgment, order or decree, known to such counsel, of any government or govern mental agency, instrumentality or court, domestic or for-eign having jurisdiction over Engineering or any of the material properties of Engineering.

         (iii) All of the issued shares of capital stock of Engineering have been duly authorized and validly issued, are fully paid and non-assessable, and, are owned beneficially by the Company free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders agreements, voting trusts, equities or claims of any nature whatsoever.

     (h) On the Closing Date and any Option Closing Date, there shall have been delivered to the Representatives a signed opinion of counsel reasonably satisfactory to the Representatives dated as of each such date and addressed to the Representatives individually and as the Representatives of the several Underwriters to the effect that:

         (i) AEMI has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus.

         (ii) the execution, delivery and performance of this Agreement by the Company and the Selling Stockholder does not and will not, with or without the giving of notice or the lapse of time, or both, (A) conflict with any terms or provisions of the Certificate of Incorporation or By-laws, as amended to the date hereof of AEMI; (B) result in a breach of, or constitute a default under, result in the termination or modification of or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the material properties of AEMI pursuant to, any material indenture, mortgage, deed of trust, con tract, commitment or other agreement or instrument, known to such counsel, to which AEMI is a party or by which any of the material properties or assets of the AEMI is bound or subject or (C) violate any law, rule or regulation, or violate any judgment, order or decree, known to such counsel, of any government or governmental agency, instrumentality or court, domestic or foreign, having jurisdiction over AEMI or any of the material properties of AEMI.

         (iii) All of the issued shares of capital stock of AEMI have been duly authorized and validly issued, are fully paid and non-assessable, and, upon the consummation of the transactions contemplated by the March 31, 1997 agreement among the Company, AEMI and the stockholders of AEMI simultaneously on the Closing Date, will be owned beneficially by the Company free and clear of all liens, security inter interests, pledges, charges, encumbrances, stockholders agree agreements, voting trusts, equities or claims of any nature whatsoever.

     (i) On the Closing Date and any Option Closing Date, there shall have been delivered to the Representatives a signed opinion of Jacob Sabo, counsel to the Selling Stockholder, dated as of each such date and addressed to the Representatives, individually and as Representatives of the several Underwriters, in form and substance satisfactory to counsel to the Underwriters, to the effect that:

         (i) The Selling Stockholder is an existing corporation in good standing under the laws of the State of Is Israel. The Selling Stockholder has full power and authority to own its assets and to conduct its business.

         (ii) This Agreement and the Agreement and Power of Attorney have been duly authorized, executed and delivered by or on behalf of the Selling Stockholder; to the best of such counsel's knowledge, the sale of the Shares to be sold by the Selling Stockholder at the Option Closing Date and the performance of this Agreement and the Agreement and Power of Attorney and the consummation of the transactions therein and herein contemplated will not, in any material respect, conflict with, or, with or without the giving of notice or the passage of time or both, result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mort gage, deed of trust, loan agreement, lease or other agree agreement or instrument to which such Selling Stockholder is a party or to which any of its material properties or assets is subject, nor will such action conflict with or violate any provision of the charter documents or Bylaws of the Selling Stockholder or any statute, rule or regulation or, to the best of such counsel's knowledge, any order, judgment or decree of any court or governmental agency or body having jurisdiction over the Selling Stockholder or any of the Selling Stockholder's material properties or assets.

         (iii) No consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body is required for the issue and sale of the Shares being sold by the Selling Stockholder or the consummation of the transactions contemplated by this Agreement and the Agreement and Power of Attorney.

         (iv) To the best of such counsel's knowledge, the Selling Stockholder has, and immediately prior to the Option Closing Date the Selling Stockholder will have, good and valid title to the Shares to be sold by the Selling Stockholder hereunder, free and clear of all liens, securities interests, pledges, charges, encumbrances, defects, stockholders' agreements, voting trusts, equities or claims of any nature whatsoever; and, upon delivery of such Shares against payment therefor as provided herein, good and valid title to such Shares, free and clear of all liens, security interests, pledges, charges, encumbrances, defects, stock-holders' agreements, voting trusts, equities or claims of any nature whatsoever, will pass to the several Underwriters.

         (v) There are no transfer or similar taxes payable in connection with the sale and delivery of the Optional Shares by the Selling Stockholder to the Underwriters.

     In rendering such opinion, such counsel may rely as to certain legal matters on other legal counsel to the Selling Stockholder provided that, in each case, such counsel shall state that they believe that they and the Underwriters are justified in relying on such other counsel and shall deliver signed copies of any such opinion to the Representatives and, as to questions of fact, upon the representations of the Selling Stockholder set forth in this Agreement and upon certificates of officers of the Selling Stockholder and of government officials, all of which certificates must be reasonable and satisfactory in form and scope to counsel to the Underwriters provided that, in each case, such counsel shall deliver signed copies of any such certificate to the Representatives.

     (j) At the Closing Date and any Option Closing Date: (i) the Registration Statement and any post-effective amendment thereto and the Prospectus and any amendments or supplements thereto shall contain all statements that are required to be stated therein in accordance with the Act and the Regulations and in all material respects shall conform to the requirements of the Act and the Regulations, and neither the Registration Statement nor any post-effective amendment thereto nor the Prospectus and any amendments or supplements thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) since the respective dates as of which information is given in the Registration Statement and any post-effective amendment thereto and the Prospectus and any amendments or supplements thereto, except as otherwise stated therein, there shall have been no material adverse change in the material properties, assets, condition (financial or otherwise), results of operations, stockholders' equity, business or management of the Company and the Subsidiaries taken as a whole from that set forth therein, whether or not arising in the ordinary course of business, other than as referred to in the Registration Statement or the Prospectus; (iii) since the respective dates as of which information is given in the Registration Statement and the Prospectus or any amendment or supplement thereto, there shall have been no transaction, contract or agreement entered into by the Company or any Subsidiary, other than in the ordinary course of business or as set forth in the Registration Statement or the Prospectus, that has not been, but would be required to be, set forth in the Registration Statement or the Prospectus and (iv) no action, suit or proceeding at law or in equity shall be pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary that would be required to be set forth in the Prospectus, other than as set forth therein, and no proceedings shall be pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary before or by any federal, state or other commission, board or administrative agency wherein an unfavorable decision, ruling or finding would materially adversely affect the material properties, assets, condition (financial or otherwise), results of operations, stockholders' equity or business of the Company and the Subsidiaries taken as a whole other than as set forth in the Prospectus. The Representatives shall have received at the Closing Date certificates of the Chief Executive Officer and the Chief Financial Officer of the Company dated as of the date of the Closing Date or Option Closing Date, as the case may be, and certificates of the Chief Executive Officer and the Chief Financial Officer of the Selling Stockholder dated as of the date of any Option Closing Date, and addressed to the Representatives, individually and as the Representatives of the several Underwriters, to the effect that, to the knowledge of such persons, the conditions set forth in this subsection have been satisfied and as to the accuracy and performance, to the knowledge of such persons, as of the Closing Date or the Option Closing Date, as the case may be, of the agreements, representations and warranties of the Company set forth herein and as to the accuracy and performance to the knowledge of such persons, as of the Option Closing Date, the agreements, representations and warranties of the Selling Stockholder set forth herein.

     (k) At the time this Agreement is executed and at the Closing Date and any Option Closing Date, the Representatives shall have received a letter addressed to the Representatives, individually and as the Representatives of the several Under writers, and in form and substance satisfactory to the Representatives in all respects, including the non-material nature of the changes or decreases, if any, referred to in clause (iv) below, from Ernst & Young LLP dated as of the date of this Agreement, the Closing Date or any Option Closing Date, as the case may be:

         (i) confirming that they are independent public accountants with respect to the Company and its consolidated subsidiaries within the meaning of the Act and the Regulations and stating that the section of the Registration Statement under the caption "Experts" is correct insofar as it relates to them;

         (ii) stating that, in their opinion, the consolidated financial statements of the Company and the Subsidiaries (other than AEMI) audited by them and included in the Registration Statement and in the Prospectus comply in form in all material respects with the applicable accounting requirements of the Act and the Regulations;

         (iii) the consolidated financial statements of the Company and the Subsidiaries (other than AEMI) as of and for the three-month period ended March 31, 1997, were reviewed by them in accordance with the standards established by the American Institute of Certified Public Accountants and based upon their review they are not aware of any material modifications that should be made to such financial statements for them to be in conformity with generally accepted accounting principles, and such financial statements comply as to form in all material respects with the applicable accounting requirements of the Act and the Regulations thereunder;

         (iv) stating that, on the basis of specified procedures, not constituting an audit in accordance with generally accepted accounting principles, which included a reading of the unaudited interim consolidated financial statements of the Company and the Subsidiaries (other than AEMI) for period ended March 31, 1997, a reading of the minutes of the meetings of the stockholders and the Board of Directors of the Company and audit and compensation committees of such Board, if any, and inquiries to certain officers and other employees of the Company who are responsible for financial and accounting matters and other specified procedures and inquiries, nothing has come to their attention that would cause them to believe that (A) the unaudited consolidated financial statements and related schedules of the Company and the Subsidiaries included in the Registration Statement, if any (1) do not comply in form in all material respects with the applicable accounting requirements of the Act and the Regulations or (2) were not fairly presented in conformity with generally accepted accounting principles on a basis substantially consistent with that of the audited consolidated financial statements and related schedules included in the Registration Statement or (B)(1) at a specified date, not more than five business days prior to the date of such letter, there was more than a 10% change in the capital stock, inventories or short-term or long-term debt of the Company and the Subsidiaries or any decrease (increase) of more than 10% in net current assets, total assets or stockholders' equity compared with the amounts shown in the March 31, 1997 consolidated balance sheet of the Company included in the Registration Statement, other than as set forth in or contemplated by the Registration Statement and the Prospectus, or if there was any such change or decrease (increase), setting forth the amount of such change or decrease
     (increase), and (2) during the period from March 31, 1997 to a specified date not more than five business days prior to the date of such letter, there has been any decrease of more than 10% in revenues or any increase of more than 10% in loss before interest income (expense), net and taxes or net loss of the Company and the Subsidiaries on a consolidated basis other than as set forth in or contemplated by the Registration Statement or the Prospectus; and

         (v) stating that they have compared specific dollar amounts, percentages, numbers of shares and other information (including pro forma information) pertaining to the Company and the Subsidiaries set forth in the Registration Statement and the Prospectus that have been specified by the Representatives prior to the date of this Agreement, to the extent that such amounts, percentages, numbers and information may be derived from the general accounting or other records of the Company and the Subsidiaries, with the results obtained from the application of specified readings, inquiries and other appropriate procedures, which procedures do not constitute an audit in accordance with generally accepted auditing standards, set forth in the letter, and found them to be in agreement.

         (vi) in the event that the letters referred to in this Section 7(i) set forth any changes, decreases or increases in the items specified in subsection (v) of this Section 7(i), it shall be a further condition to the obligations of the Underwriters that (A) such letters shall be accompanied by a written explanation by the Company as to the significance thereof, unless the Representatives deem such explanation unnecessary, and (B) such changes, decreases or increases do not, in their sole judgment, make it impractical or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at the Closing Date or any Option Closing Date, as the case may be, as contemplated by the Registration Statement, as amended as of the date of such letter.

     (l) At the time the Agreement is executed and at the Closing Date and any Option Closing Date, the Representatives shall have received a letter addressed to the Representatives individually and as the Representatives of the several Underwriters, and in form and substance satisfactory to the Representatives in all respects, from Messina, Ceci, Archer & Company, P.C. dated as of the date of this Agreement, the Closing Date or any Option Closing Date, as the case may be:

         (i) confirming that they are independent public accountants with respect to Flam & Russell within the meaning of the Act and the Regulations and stating that the section of the Registration Statement under the caption "Experts" is correct insofar as it relates to them; and

         (ii) stating that, in their opinion, the financial statements of Flam & Russell audited by them and included in the Registration Statement and in the Prospectus comply in form in all material respects with the applicable accounting requirements of the Act and the Regulations.

     (m) There shall have been duly tendered to the Representatives for the respective accounts of the Underwriters certificates representing all of the Shares to be purchased by the

Underwriters on the Closing Date or any Option Closing Date, as the case may be.

     (n) At the Closing Date and any Option Closing Date, the Representatives shall have been furnished such additional documents and certificates as they shall reasonably request.

     (o) No action shall have been taken by the NASD the effect of which is to make it improper, at any time prior to the Closing Date or any Option Closing Date, for members of the NASD to execute transactions as principal or as agent in the Shares or to trade or deal in the Shares, and no proceedings for the purpose of taking such action shall have been instituted or shall be pending or, to the Company's or the Representatives' knowledge, shall be threatened by the NASD.

     If any condition to the Underwriters' obligations hereunder to be fulfilled prior to or at the Closing Date or any Option Closing Date, as the case may be, is not fulfilled, the Representatives may on behalf of the several Underwriters terminate this Agreement or, if they so elect, waive any such conditions which have not been fulfilled or extend the time for their fulfillment.

8.   Indemnification.

     (a) The Company and the Selling Stockholder, jointly and severally, shall indemnify and hold harmless each Underwriter, and each person, if any, who controls each Underwriter within the meaning of the Act or the Exchange Act, against any and all loss, liability, claim, damage and expense whatsoever, whether joint or several, to which such Underwriter may become subject, under the Act or otherwise, including, but not limited to, any and all expense whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever or in connection with any investigation or inquiry of, or action or proceeding that may be brought against, the respective indemnified parties, arising out of or based upon any untrue statements or alleged untrue statements of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any application or other document (in this Section 8 collectively called "application") executed by the Company and based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify all or any part of the Shares under the securities laws thereof or filed with the SEC or the NASD, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing indemnity of the Company and the Selling Stockholder (i) shall not apply in respect of any statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use in any Preliminary Prospectus, the

Registration Statement or the Prospectus, or any amendment thereto or supplement thereof, or in any application or in any communication to the SEC, as the case may be, (ii) with respect to any Preliminary Prospectus, shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages, liabilities or expenses purchased the Shares that are the subject thereof (or to the benefit of any person controlling such Underwriter) if at or prior to the written confirmation of the sale of such Shares a copy of an amended Preliminary Prospectus or the Prospectus (or the Prospectus as amended or supplemented) was not sent or delivered to such person and the untrue statement or omission of a material fact contained in such Preliminary Prospectus was corrected in the amended Preliminary Prospectus or Prospectus (or the Prospectus as amended or supplemented) and (iii) the Selling Stockholder's total liability under this Section 8 shall be limited to an amount equal to the purchase price received by the Selling Stockholder from the sale of the Optional Shares by it pursuant to this Agreement. Neither the Company nor the Selling Stockholder will, without the prior written consent of the Underwriters, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding (or related cause of action or portion thereof) in respect of which indemnification may be sought hereunder, whether or not any Underwriter is a party to such claim, action, suit or proceeding, unless such settlement, compromise or consent includes an unconditional release of each Underwriter from all liability arising out of such claim, action, suit or proceeding (or related cause of action or portion thereof). This indemnity agreement will be in addition to any liability the Company may otherwise have; provided, however, that with respect to the Selling Stockholder, the provisions of this Section 8(a) will be the exclusive remedy of the Underwriters.

     (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company and the Selling Stock holder, each of the directors of the Company and the Selling Stockholder, each of the officers of the Company who shall have signed the Registration Statement and each other person, if any, who controls the Company or the Selling Stockholder within the meaning of the Act or the Exchange Act to the same extent as the foregoing indemnities from the Company and the Selling Stock holder to the several Underwriters, but only with respect to any loss, liability, claim, damage or expense resulting from statements or omissions, or alleged statements or omissions, if any, made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment thereto or supplement thereof or any application in reliance upon, and in conformity with written information furnished to the Company by any Underwriter through the Representatives or with respect to any Underwriter by or on behalf of such Underwriter expressly for use in any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment thereto or supplement thereof or any application, as the case may be, or from the failure of any Underwriter at or prior to the written confirmation of the sale of Shares to send or deliver a copy of an amended Preliminary Prospectus or the Prospectus (or the Prospectus as amended or supplemented) to the person asserting any such losses, claims, damages, liabilities or expenses who purchased the Shares that are the subject thereof and the untrue statement or omission of a material fact contained in such Preliminary Prospectus was corrected in the amended Preliminary Prospectus or Prospectus (or the Prospectus as amended or supplemented). This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

     (c) If any action, inquiry, investigation or proceeding is brought against any person in respect of which indemnity may be sought pursuant to any of the two preceding paragraphs, such person (hereinafter called the "indemnified party") shall, promptly after formal notification of, or receipt of service of process for, such action, inquiry, investigation or proceeding, notify in writing the party or parties against whom indemnification is to be sought (hereinafter called the "indemnifying party") of the institution of such action, inquiry, investigation or proceeding and the indemnifying party, upon the request of the indemnified party, shall assume the defense of such action, inquiry, investigation or proceeding, including the employment of counsel, reasonably satisfactory to such indemnified party, and payment of expenses. No indemnification provided for in this Section 8 shall be available to any indemnified party who shall fail to give such notice if the indemnifying party does not have knowledge of such action, inquiry, investigation or proceeding and shall have been materially prejudiced by the failure to give such notice, but the omission so to notify the indemnifying party shall not relieve the indemnifying party otherwise than under this Section 8. Such indemnified party or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action or the indemnifying party shall not have employed counsel, within a reasonable period of time, to have charge of the defense of such action, inquiry, investigation or proceeding or such indemnified party or parties shall have been advised by counsel that there is a conflict of interest that would prevent counsel to the indemnifying party from representing both parties, in any of which events the reasonable fees and expenses of such counsel shall be borne by the indemnifying party. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate counsel, in addition to one local counsel in each jurisdiction in which any proceeding may be brought, for all indemnified parties. In the case of any such separate counsel for the Underwriters, such firm shall be designated in writing by the Representatives. Expenses covered by the indemnification in this subsection (c) of this Section 8 shall be paid by the indemnifying party as they are incurred by the indemnified party. Anything in this subsection to the contrary notwithstanding, the indemnifying party shall not be liable for any settlement of any such claim effected without its written consent. The indemnifying party shall promptly notify the indemnified party of the commencement of any litigation, inquiry, investigation or proceeding against the indemnifying party or any of its officers or directors in connection with the issue and sale of any of the Shares or in connection with such Preliminary Prospectus, Registration Statement or Prospectus, or any amendment thereto or supplement thereof or any such application.

     (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsections (a) or
(b) of this Section 8 in respect of any losses, liabilities, claims, damages or expenses (or actions, inquiries, investigations or proceedings in respect thereof) referred to therein except either by reason of the proviso set forth in subsection (a) or the failure to give notice as required in subsection (c) (provided that the indemnifying party does not have knowledge of the action, inquiry, investigation or proceeding and has been materially prejudiced by the failure to give such notice), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, claims, damages or expenses (or actions, inquiries, investigations or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or the indemnified party failed to give the notice required under subsection (c) then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stock holder on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, liabilities, claims or reasonable expenses (or actions, inquiries, investigations or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholder bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Stockholder on the one hand or the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, liabilities, claims, damages or reasonable expenses (or actions, inquiries, investigations or proceedings in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

     9. Representations and Agreements to Survive Delivery. Except as the context otherwise requires, all representations, warranties and agreements contained in this Agreement shall be deemed to be representations, warranties and agreements at the Closing Date and any Option Closing Date; and such representations, warranties and agreements of the Underwriter, the Company and the Selling Stock holder, including without limitation the indemnity and contribution agreements contained in Section 8 hereof and the agreements contained in Sections 6, 9, 10 and 13 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof, and shall survive delivery of the Shares and termination of this Agreement, whether before or after the Closing Date or any Option Closing Date. With respect to any obligation of the Company and the Selling Stockholder hereunder to make any payment, to indemnify for any liability or to reimburse for any expense, notwithstanding the fact that such obligation is a joint and several obligation of the Company and the Selling Stockholder, the Underwriters, or any other person to whom such payment, indemnification or reimbursement is owed, may pursue the Company with respect thereto prior to pursuing the Selling Stockholder.

     10.  Effective Date of this Agreement and Termination Thereof.

          (a) This Agreement shall become effective immediately as to Sections 6, 8, 9, 10 and 13 and, as to all other provisions,

     (i) if at the time of execution and delivery of this Agreement the Registration Statement has not become effective, at 11:00 a.m., Philadelphia time, on the first business day following the Effective Date, or (ii) if at the time of execution and delivery of this Agreement the Registration Statement has been declared effective, at 11:00 a.m., Philadelphia time, on the date of execution of this Agreement; but this Agreement shall nevertheless become effective at such earlier time after the Registration Statement becomes effective as the Representatives may determine by notice to the Company or by release of any of the Shares for sale to the public. For the purposes of this Section 10, the Shares shall be deemed to have been so released upon the release for publication of any newspaper advertisement relating to the Shares or upon the release by the Representatives of telegrams (i) advising the Underwriters that the Shares are released for public offering or (ii) offering the Shares for sale to securities dealers, whichever may occur first. The Representatives may prevent the provisions of this Agreement (other than those contained in Sections 6, 8, 9, 10 and 13) from becoming effective without liability of any party to any other party, except as noted below, by giving the notice indicated in subsection (c) of this Section 10 before the time the other provisions of this Agreement become effective.

         (b) The Representatives shall have the right to terminate this Agreement at any time prior to the Closing Date as provided in Sections 7 and 11 hereof or if any of the following have occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company and the Subsidiaries taken as a whole, or the earnings, business affairs, management or business prospects of the Company and the Subsidiaries, whether or not arising in the ordinary course of business; (ii) any outbreak of hostilities or other national or international calamity or crisis or change in economic, political or financial market conditions if such outbreak, calamity, crisis or change would, in the Representatives' reasonable judgment, have a material adverse effect on the Company, the financial markets of the United States or the offering or delivery of the Shares; (iii) suspension of trading generally in securities on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market or limitation on prices (other than limitations on hours or numbers of days of trading) for securities or the promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in the Representatives' reasonable opinion materially and adversely affects trading on such Exchange or the over-the-counter market;
     (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in the Representatives' reasonable opinion materially and adversely affects or will materially or adversely affect the business or operations of the Company and the Subsidiaries; (v) declaration of a banking moratorium by either federal or state authorities; (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in the Representatives' reasonable opinion has a material adverse effect on the securities markets in the United States;
(vii) declaration of a moratorium in foreign exchange trading by major international banks or other institutions or (viii) trading in any securities of the Company shall have been suspended or halted by the NASD or the SEC.

     (c) If the Representatives elect to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Section 10, the Representatives shall notify the Company and the Selling Stockholder thereof promptly by telephone, telex, telegraph, telegram or facsimile, confirmed by letter.

11.  Default by an Underwriter.

     (a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Offered Shares or Optional Shares hereunder, and if the Offered Shares or Optional Shares with respect to which such default relates do not exceed the aggregate of 10% of the number of Offered Shares or Optional Shares, as the case may be, that all Underwriters have agreed to purchase hereunder, then such Offered Shares or Optional Shares to which the default relates shall be purchased severally by the non-defaulting Underwriters in proportion to their respective commitments hereunder.

     (b) If such default relates to more than 10% of the Offered Shares or the Optional Shares, as the case may be, the Representatives may in their discretion arrange for another party or parties (including a non-defaulting Underwriter) to purchase such Offered Shares or Optional Shares to which such default relates, on the terms contained herein. In the event that the Representatives do not arrange for the purchase of the Offered Shares or the Optional Shares to which a default relates as provided in this Section 11, this Agreement may be terminated by the Representatives or by the Company, in the case of the Offered Shares, or by the Representatives or by the Selling Stockholder, in the case of the Optional Shares, without liability on the part of the several Underwriters (except as provided in Section 8 hereof) or the Company or the Selling Stockholder (except as provided in Sections 6 and 8 hereof), but nothing herein shall relieve a defaulting Underwriter of its liability, if any, to the other several Underwriters and to the Company or the Selling Stockholder for damages occasioned by its default hereunder.

     (c) If the Offered Shares or Optional Shares to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representatives or the Company shall have the right to postpone the Closing Date or the Representatives or the

  Selling Stockholder shall have the right to postpone any Option Closing Date, as the case may be, for a reasonable period but not in any event exceeding seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment to the Registration Statement or supplement to the Prospectus which in the opinion of counsel for the Underwriters may thereby be made necessary. The terms "Underwriters" and "Underwriter" as used in this Agreement shall include any party substituted under this Section 11 with like effect as if it had originally been a party to this Agreement with respect to such Offered Shares or Optional Shares.

  12. Information Furnished by Underwriters. The statement set forth on the inside cover page regarding stabilization and under the caption "Underwriting" in any Preliminary Prospectus and the Prospectus constitutes the written information furnished by or on behalf of any Underwriter referred to in subsection (ii) of Section 1(a) hereof and subsection (a) and (b) of Section 8 hereof.

  13. Notices. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and, if sent to any Underwriter, shall be mailed, delivered, telexed, telegrammed, telegraphed or telecopied and confirmed to such Underwriter, c/o Pennsylvania Merchant Group Ltd, Four Falls Corporate Center, West Conshohocken, Pennsylvania 19428, Attention: Mr. Richard
A. Hansen, with a copy to Duane, Morris & Heckscher LLP, 4200 One Liberty Place, Philadelphia, Pennsylvania 19103, Attention: Frederick W. Dreher, Esquire; if sent to the Company or the Selling Stockholder shall be mailed, delivered, telexed, telegrammed, telegraphed or telecopied and confirmed to Orbit/FR, Inc., 506 Prudential Road, Horsham, Pennsylvania 19044, Attention: Aryeh Trabelsi, with a copy to Blank Rome Comisky & McCauley, 1200 Four Penn Center Plaza, Philadelphia, Pennsylvania 19103, Attention: Arthur H. Miller, Esquire, and to Orbit-Alchut Technologies, Ltd., 18 Hakadar/Industrial Zone, P.O. Box 3171, Netanya 42131, Israel, Attention: Joseph Aviv, with a copy to Jacob Sabo, Esquire, 33 Jabotinsky Street, Twin Tower 1, Ramat-gam, Israel.

  14. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the several Underwriters, the Company, the Selling Stockholder and the controlling persons, directors and officers referred to in Section 8 hereof, and their respective successors, assigns, heirs and legal representatives, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The terms "successors" and "assigns" shall not include any purchaser of the Shares merely because of such purchase.

  15. Definition of Business Day. For purposes of this Agreement, "business day" means any day on which the New York Stock Exchange, Inc. is opened for trading.

  16. Counterparts. This Agreement may be executed in one or more counterparts and all such counterparts will constitute one and the same instrument.

  17. Waiver of Jury Trial. The Company, the Selling Stockholder and the Underwriters each hereby irrevocably waive any right they may have to a trial by jury in respect of any claim based upon or arising out of this Agreement or the transactions contemplated hereby.

  18. Construction. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania applicable to agreements made and performed entirely within such Commonwealth.

  If the foregoing correctly sets forth the understanding among the Underwriters, the Company and the Selling Stockholder, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement by and among the Underwriters, the Company and the Selling Stockholder.

                                     Very truly yours,

                                     ORBIT/FR, INC.


                                     By: /s/ Aryeh Trabelsi
                                        ---------------------------
                                        Aryeh Trabelsi, President


                                     ORBIT-ALCHUT TECHNOLOGIES, LTD.


                                     By: /s/ Joseph Aviv
                                        ---------------------------
                                        Joseph Aviv, Chairman
                                        ---------------------


The foregoing Underwriting
Agreement is hereby confirmed
and accepted as of the date
first above written.

PENNSYLVANIA MERCHANT GROUP LTD
UNTERBERG HARRIS

By:  Pennsylvania Merchant Group Ltd
     Acting severally on behalf of itself
     and the several Underwriters named
     in Schedule I hereto


     By: /s/ P. S. Rawlings
        --------------------------
        Authorized Officer

                                   SCHEDULE I

                            Schedule of Underwriters

                                                           Number of Offered
Underwriter                                             Shares to be Purchased
-----------                                             ----------------------

Pennsylvania Merchant Group Ltd............................    500,500
Unterberg Harris...........................................    500,500
Alex. Brown & Sons Incorporated............................     45,000
Cowen & Company............................................     45,000
Donaldson, Lufkin & Jenrette
  Securities Corporation...................................     45,000
A.G. Edwards & Sons, Inc...................................     45,000
Hambrecht & Quist LLC......................................     45,000
Lehman Brothers Inc........................................     45,000
Montgomery Securities......................................     45,000
Oppenheimer & Co., Inc.....................................     45,000
PaineWebber Incorporated...................................     45,000
William Blair & Company, L.L.C.............................     25,000
J .C. Bradford & Co........................................     25,000
Cuttenden Roth Incorporated................................     25,000
EVEREN Securities, Inc.....................................     25,000
Fahnestock & Co. Inc.......................................     25,000
Friedman, Billings, Ramsey & Co., Inc......................     25,000
Furman Selz LLC............................................     25,000
Gruntal & Co., L.L.C.......................................     25,000
Janney Montgomery Scott Inc................................     25,000
Legg Mason Wood Walker, Incorporated.......................     25,000
McDonald & Company Securities, Inc.........................     25,000
Morgan Keegan & Company, Inc...............................     25,000
Piper Jaffray Inc..........................................     25,000
Raymond James & Associates, Inc............................     25,000
The Robinson-Humphrey Company, Inc.........................     25,000
Roney & Co.................................................     25,000
Stephens Inc...............................................     25,000
Tucker Anthony Incorporated................................     25,000
Brean Murray & Co., Inc....................................     18,000
Ferris, Baker Watts, Inc...................................     18,000
Hanifen, Imhoff Inc........................................     18,000
ISG Capital Markets, LLC...................................     18,000
Parker/Hunter Incorporated.................................     18,000
Scott & Stringfellow,Inc...................................     18,000
The Seidler Companies Incorporated.........................     18,000
Southcoast Capital Corp....................................     18,000
                                                             ---------
                  Total....................................  2,000,000
                                                             =========

                                  SCHEDULE II

         List of Persons Who Are to Deliver 180-Day Lock-Up Agreements
                Called for Sections 5(a)(xii), 5(b)(i) and 7(d)



    Name
    ----


Joseph Aviv
Aryeh Trabelsi
Moshe Pinkasy
Marcel Boumans
Joseph Sullivan
David Farina
John Aubin
Sean Mallon
Zeev Stein
David Ben-Bassat
Orbit-Alchut Technologies, Ltd.

                                                                       EXHIBIT A
                                                                       ---------

                         PRICE DETERMINATION AGREEMENT



                                                                   June 16, 1997



PENNSYLVANIA MERCHANT GROUP LTD
UNTERBERG HARRIS
  As Representatives of the
  several Underwriters
Four Falls Corporate Center
West Conshohocken, PA  19428

Dear Sirs:

     Reference is made to the Underwriting Agreement, dated June 16, 1997 (the "Underwriting Agreement"), among Orbit/FR, Inc., a Delaware corporation (the "Company"), Orbit-Alchut Technologies, Ltd. (the "Selling Stockholder") and the several Underwriters named in Schedule I thereto or hereto (the "Underwriters"), for whom Pennsylvania Merchant Group Ltd and Unterberg Harris are acting as representatives (the "Representatives"). The Underwriting Agreement provides for the purchase by the Underwriters from the Company, subject to the terms and conditions set forth therein, of an aggregate of 2,000,000 shares (the "Offered Shares") of the Company's Common Stock, $.01 par value per share (the "Common Shares") and for the purchase by the Under writers, at their sole option to cover over-allotments in the sale of the Offered Shares, from the Selling Stockholder, subject to the terms and conditions set forth therein, of an aggregate of 300,000 Common Shares (the "Optional Shares"). This Agreement is the Price Determination Agreement referred to in the Underwriting Agreement.

     Pursuant to the Underwriting Agreement, the undersigned agree with the Representatives as follows:

     1. The initial public offering price per share for the Offered Shares and the Optional Shares shall be $8.25.

     2. The purchase price per share for the Offered Shares and, if the Representatives shall exercise their option as to the Optional Shares, for the Optional Shares to be paid by the several Underwriters shall be $7.635 representing an amount equal to the initial public offering price set forth above, less $0.615 per share.

     The Company represents and warrants to each of the Underwriters that the representations and warranties of the Company set forth in Section 1(a) of the Underwriting Agreement are accurate as though expressly made at and as of the date hereof.

     The Selling Stockholder represents and warrants to each of the Underwriters that the representations and warranties of the Selling Stockholder set forth in
Section 1(b) of the Underwriting Agreement are accurate as though expressly made at and as of the date hereof.

     As contemplated by the Underwriting Agreement, attached as Schedule I is a completed list of the several Underwriters, which shall be a part of this Agreement and the Underwriting Agreement.

     This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

     If the foregoing is in accordance with your understanding of the agreement among the Underwriters, the Company and the Selling Stock holder, please sign and return to the Company a counterpart hereof, whereupon this instrument along with all counterparts and together with the Underwriting Agreement, shall be a binding agreement among the Underwriters, the Company and the Selling Stockholder in accordance with its terms and the terms of the Underwriting Agreement.

                                          Very truly yours,

                                          ORBIT/FR, INC.


                                          By:  /s/ Aryeh Trabelsi
                                             ------------------------------
                                             Aryeh Trabelsi, President


                                          ORBIT-ALCHUT TECHNOLOGIES, LTD.


                                          By:  /s/ Joseph Aviv
                                             ------------------------------
                                             Joseph Aviv, Chairman

Confirmed as of the date
first above mentioned:

PENNSYLVANIA MERCHANT GROUP LTD
UNTERBERG HARRIS

By:  PENNSYLVANIA MERCHANT GROUP LTD
       Acting severally and on behalf
       of and the several Underwriters
       named in Schedule I hereto


     By:  /s/ P. S. Rawlings
        ------------------------------
        Authorized Officer

                                                                       EXHIBIT B
                                                                       ---------

                        AGREEMENT AND POWER OF ATTORNEY

                                 ORBIT/FR, INC.

                                  Common Stock



Aryeh Trabelsi
Joseph Aviv
c/o Orbit/FR, Inc.
506 Prudential Road
Horsham, PA  19044

Dear Sirs:

     The undersigned understands that Orbit/FR, Inc., a Delaware corporation (the "Company"), has filed a registration statement (together with any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") relating to the prior registration statement, the "Registration Statement") under the Act, in connection with the proposed public offering and sale by the Company and Orbit-Alchut Technologies, Ltd. (the "Selling Stockholder") of the Company's Common Stock, par value $.01 per share (the "Common Shares").

     The Selling Stockholder desires to sell certain Common Shares and to include such shares among the shares covered by the Registration Statement. The number of Common Shares which the undersigned desires to sell (the "Shares") are set forth beneath the signature of the Selling Stockholder below.

     Concurrently with the execution and deliver of this Agreement and Power of Attorney (the "Power of Attorney"), the undersigned is delivering to you, or requesting the Company to deliver to you, certificates for the Shares, which you are authorized to deposit with Aryeh Trabelsi as custodian (the "Custodian"), pursuant to a custody agreement in the form attached as Attachment A hereto (the "Custody Agreement").

     1. In connection with the foregoing, the Selling Stockholder hereby makes, constitutes and appoints you collectively, and each of you, individually (a "Member") and each of your respective substitutes under Section 3, the true and lawful attorneys-in-fact of the undersigned (the Members or any of them or their respective substitutes being herein referred to collectively as the "Committee"), with full power and authority, in the name and on behalf of the Selling Stockholder:

          (a) To enter into the Custody Agreement and deposit with the Custodian pursuant thereto the certificates for the Shares delivered to the Committee concurrently herewith;

          (b) For the purpose of effecting the sale of the Shares, to execute and deliver (i) an Underwriting Agreement (the "Underwriting Agreement"), by and among the Company, the Selling Stockholder and the representatives (the "Representatives") of the several Underwriters (the "Underwriters") and (ii) a Price Determination Agreement (as defined in the Underwriting Agreement) by and among the Company, the Selling Stockholder and the Representatives of the several Underwriters;

          (c) To endorse, transfer and deliver certificates for the Shares to or on the order of the Representatives or their nominee or nominees, and to give such orders and instructions to the Custodian as the Committee may in its sole discretion determine with respect to (i) the transfer on the books of the Company of the Shares in order to effect such sale, including the names in which new certificates for such Shares are to be issued and the denominations thereof, (ii) the delivery to or for the account of the Representatives of the certificates for the Shares against receipt by the Custodian of the full purchase price to be paid therefor, (iii) the remittance to the Selling Stockholder of the Selling Stockholder's share of the proceeds, after payment of the expenses described in the Underwriting Agreement, from any sale of Shares and (iv) the return to the Selling Stockholder of certificates representing the number of Shares, if any, deposited with the Custodian but not sold by the Selling Stockholder under the Registration Statement for any reason;

          (d) To take for the Selling Stockholder all steps deemed necessary or advisable by the Committee in connection with the registration of the Shares under the Act, including without limitation filing amendments to the Registration Statement, filing a registration statement under Rule 462(b) relating to the Registration Statement, requesting acceleration of the effectiveness of the Registration Statement, informing the Securities and Exchange Commission (the "SEC") that the Selling Stockholder has no knowledge of any material adverse information with regard to the current and prospective operations of the Company which is not stated in the Registration Statement, and such other steps as the Committee may in its absolute discretion deem necessary or advisable;

          (e) To make, acknowledge, verify and file on the behalf of the Selling Stockholder applications, consents to service of process and such other undertakings or reports as may be required by law with state commissioners or officers administering state securities or Blue Sky laws and to take any other action required to facilitate the qualification of the Shares under the securities or Blue Sky laws of the jurisdictions in which the Shares are to be offered;

          (f) If necessary, to endorse (in blank or otherwise) on behalf of the Selling Stockholder the certificate or certificates representing the Shares, or a stock power or powers attached to such certificate or certificates; and

          (g) To make, execute, acknowledge and deliver all such other contracts, orders, receipts, notices, requests, instructions, certificates, letters and other writings and, in general, to do all things and to take all action which the Committee in its sole discretion may consider necessary or proper in connection with or to carry out the aforesaid sale of Shares, as fully as could the Selling Stockholder if personally present and acting.

     2. This Power of Attorney and all authority conferred hereby is granted and conferred subject to and in consideration of the interest of the Company, the Representatives and the Underwriters and, for the purpose of completing the transactions contemplated by this Power of Attorney, this Power of Attorney and all authority conferred hereby shall be irrevocable and shall not be terminated by any act of the Selling Stockholder or by operation of law, whether by the liquidation of the Selling Stockholder or by the occurrence of any other event or events, and if, after the execution hereof, the Selling Stockholder shall be liquidated, or if any other such event or events shall occur before the completion of the transactions contemplated by this Power of Attorney, the Committee shall nevertheless be authorized and directed to complete all such transactions as if such liquidation or other event or events had not occurred and regardless of notice thereof.

     3. Each Member shall have the full power to make and substitute any person in the place and stead of such Member, and the Selling Stockholder hereby ratifies and confirms all that each Member or substitute or substitutes shall do by virtue of these presents. All actions hereunder may be taken by any one Member or his substitute. In the event of the death, disability or incapacity of any Member, the remaining Member or Members shall appoint a substitute therefor.

     4. The Selling Stockholder hereby represents, warrants and covenants that:

          (a) All information furnished to the Company by or on behalf of the Selling Stockholder for use in connection with the preparation of the Registration Statement is and will be true and correct in all material respects and does not and will not omit any material fact necessary to make such information not misleading;

          (b) The Selling Stockholder, having full right, power and authority to do so, has duly executed and delivered this Power of Attorney.

          (c) The Selling Stockholder has carefully reviewed the Registration Statement and will carefully review each amendment thereto immediately upon receipt thereof from the Company and will promptly advise the Company in writing if:

               (i) The name and address of the Selling Stockholder is not properly set forth in each preliminary prospectus (collectively, the "Preliminary Prospectus") contained in the Registration Statement at the time it becomes effective;

              (ii) The Selling Stockholder has reason to believe the (A) any information furnished to the Company by or on behalf of the Selling Stockholder for use in connection with the Registration Statement, the Preliminary Prospectus or the final prospectus (the "Prospectus") is not true and complete; and (B) any Preliminary Prospectus, the Prospectus or any supplements thereto contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

             (iii) The Selling Stockholder knows of any material adverse information with regard to the current or prospectus operations of the Company or any of its subsidiaries which is not disclosed in any Preliminary Prospectus, the Prospectus or the Registration Statement; or

              (iv) Except as indicated in the Prospectus, the Selling Stockholder knows of any arrangements made or to be made by any person, or of any transaction already effected, (A) to limit or restrict the sale of the Common Shares during the period of the public distribution, (B) to stabilize the market for the Common Shares or
          (C) to withhold commissions or otherwise to hold any other person responsible for the distribution of the Shares;

          (d) In connection with the offering of the Shares, the Selling Stockholder has not taken and will not knowingly take, directly or indirectly, any action intended to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Shares or the Common Shares to facilitate the sale or resale of the Shares;

          (e) The Selling Stockholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares other than a Preliminary Prospectus, the Prospectus or other material permitted by the Act;

          (f) The Selling Stockholder will notify the Company in writing immediately of any changes in the foregoing information which should be made as a result of developments occurring after the date hereof and prior to the Closing Date and any Option

     Closing Date under the Underwriting Agreement, and the Committee may consider that there has not been any such development unless advised to the contrary;

          (g) The Selling Stockholder has, and at the time of delivery of the Shares to the Representatives it will have, full power and authority to enter into this Power of Attorney, to carry out the terms and provisions hereof and to make all the representations, warranties and covenants contained herein; and

          (h) This Power of Attorney is the valid and binding agreement of the Selling Stockholder and is enforceable against the Selling Stockholder in accordance with its terms, except as such enforceability may be limited by general principles of equity, whether applied in a court of law or a court of equity, and by bankruptcy, insolvency and similar laws affecting creditors' rights and remedies generally.

     5. The representations, warranties and covenants of the Selling Stockholder in this Power of Attorney are made for the benefit of, and may be relied upon by the Committee, the Company and its counsel, and their representatives, agents and counsel, the Custodian, the Underwriters and the Representatives.

     6. The Committee shall be entitled to act and rely upon any statement, request, notice or instructions respecting this Power of Attorney given to it by the Selling Stockholder, not only as to the authorization, validity and effectiveness thereof, but also as to truth and acceptability of any information therein contained.

     It is understood that the Committee assumes no responsibility or liability to any person other than to deal with the Shares deposited with it and the proceeds from the sale of the Shares in accordance with the provisions hereof. The Committee makes no representations with respect to and shall have no responsibility for the Registration Statement, the Prospectus or any Preliminary Prospectus nor, except as herein expressly provided, for any aspect of the offering of the Common Shares, and it shall not be liable for any error of judgment or for any act done or omitted or for any mistake of fact or law except for its own gross negligence or bad faith. The Selling Stockholder agrees to indemnify the Committee for and to hold the Committee harmless against any loss, claim, damage or liability incurred on its part arising out of or in connection with it acting as the Committee under this Power of Attorney, as well as the cost and expense of investigating and defending against any such loss, claim, damage or liability, except to the extent such loss, claim, damage or liability is due to the gross negligence or bad faith of the Member seeking indemnification; provided that the maximum amount for which the Selling Stockholder shall be liable under this Agreement shall be the net proceeds from the offering received by such Selling Stockholder less any amounts for which such Selling Stockholder is liable under Section 8 of the Underwriting
Agreement and Section 7 of the Custodian Agreement. The Selling Stockholder agrees that the Committee may consult with the counsel of its own choice, who may be counsel for the Company, and it shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

     7. It is understood that the Committee shall serve entirely without compensation.

     8. This Power of Attorney shall be governed by the laws of the Commonwealth of Pennsylvania.

     This Power of Attorney may be signed in two or more counterparts with the same effect as if the signature thereto and hereto upon the same instrument.

     In case any provision in this Power of Attorney shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     The Power of Attorney shall be binding upon the Committee and the Selling Stockholder and the legal representatives, distributees, successors and assigns of the Selling Stockholder.


Dated: June 16, 1997

                                           Very truly yours,








                                           ORBIT-ALCHUT TECHNOLOGIES, LTD.


                                           By:  /s/ Joseph Aviv
                                              --------------------------------
                                              Joseph Aviv, Chairman


                                           SHARES TO BE SOLD:

                                           __________ shares of Common Stock

ACKNOWLEDGED AND ACCEPTED
THE COMMITTEE:

  /s/ Aryeh Trabelsi
-------------------------------

  /s/ Joseph Aviv
-------------------------------

                                                                    ATTACHMENT A
                                                                    ------------

                               CUSTODY AGREEMENT


  CUSTODY AGREEMENT, dated June 16, 1997, among Aryeh Trabelsi, as Custodian (the "Custodian"), and Orbit-Alchut Technologies, Ltd. (the "Selling Stockholder").

  Orbit/FR, Inc., a Delaware corporation (the "Company"), has filed a registration statement (together with any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act") relating to the prior registration statement, the "Registration Statement") with the Securities and Exchange Commission to register for sale to the public under the Act, shares of the Company's Common Stock, par value $.01 per share (the "Common Shares").

  The shares to be covered by the Registration Statement shall consist of (a) up to 2,000,000 Common Shares to be sold by the Company and (b) up to 300,000 Common Shares (the "Shares") to be sold by the Selling Stockholder.

  The Selling Stockholder has executed and delivered a Power of Attorney (the "Power of Attorney") naming Joseph Aviv and Aryeh Trabelsi, and each of them, as its attorney-in-fact (the "Committee"), for certain purposes, including the execution, delivery and performance of this Agreement in its name, place and stead, in connection with the proposed sale by the Selling Stockholder of the Shares.

  1. A custody arrangement is hereby established by the Selling Stockholder with the Custodian with respect to the Shares, and the Custodian is hereby instructed to act in accordance with this Agreement and any amendments or supplements hereto authorized by the Committee.

  2. There are herewith delivered to the Custodian, and the Custodian hereby acknowledges receipt of, certificates representing the Shares, which certificates have been endorsed in blank or are accompanied by duly executed stock powers, in each case with all signatures accompanied by the signature of another officer of the Selling Stockholder. Such certificates are to be held by the Custodian for the account of the Selling Stockholder and are to be disposed of by the Custodian in accordance with this Agreement.

  3.   The Custodian is authorized and directed by the Selling Stockholder:

       (a) To hold the certificates representing the Shares delivered by the Selling Stockholder in the Custodian's custody;

       (b) On or prior to any closing date for any Shares sold pursuant to the Registration Statement (an "Option Closing Date"), to cause such Shares to be transferred on the books of the Company into such names as the Custodian shall have been instructed by the representatives (the "Representatives") of the several Underwriters (the "Underwriters"); to cause to be issued, against surrender of the certificates for the Shares, a new certificate or certificates for such Shares, free of any restrictive legend, registered in such name or names; to deliver such new certificates in such name or names, to deliver such new certificates representing such Shares to the Representatives, as instructed by the Representatives on the Option Closing Date for their account or accounts against full payment therefor and to give receipt for such payment; and

         (c) To disburse such payments in the following manner: (i) to itself, as agent for the Selling Stockholder, a reserve amount to be designated in writing by the Committee from which amount the Custodian shall pay, as soon as reasonably practicable, any applicable stock transfer taxes and (ii) to the Selling Stockholder, pursuant to the written instructions of the Committee, (A) on the Option Closing Date, a sum equal to the proceeds to which the Selling Stockholder is entitled, as determined by the Committee, less the reserve amount designated by the Committee and (B) promptly after all proper charges, disbursements, costs and expenses shall have been paid, any remaining balance of the amount reserved under clause (i) above. Before making any payment from the amount reserved under clause (i) above, except payments made pursuant to subclause (B) of clause (ii) above, the Custodian shall request and receive the written approval of the Committee.

    4.   Subject in each case to the indemnification obligations set forth in
Section 7, in the event Shares of the Selling Stockholder are not sold prior to August 31, 1997, the Custodian shall deliver to the Selling Stockholder as soon as practicable after the earlier to occur of such date and termination of the offering of the Shares, certificates representing such Shares deposited by the Selling Stockholder. Certificates returned to the Selling Stockholder shall be returned with any related stock powers, and any new certificates issued to the Selling Stockholder with respect to such Shares shall bear any appropriate legend reflecting the unregistered status thereof under the Act.

    5. This Agreement is for the express benefit of the Company and the Selling Stockholder, the Underwriters and the Representatives. The obligations and authorizations of the Selling Stockholder hereunder are irrevocable and shall not be terminated by any act of the Selling Stockholder or by operation of law, whether by the incapacity of the Selling Stockholder or by the occurrence of any other event or events, and if after the execution hereof the Selling Stockholder shall be incapacitated, or if any other event or events shall occur before the delivery of the Selling Stockholder's Shares hereunder to the Representatives, such Shares shall be delivered to the Representatives in accordance with the terms and conditions of this Agreement, as if such event had not occurred, regardless of whether or not the Custodian shall have received notice of such event.

  6. Until payment of the purchase price for the Shares has been made to the Selling Stockholder or to the Custodian, the Selling Stockholder shall remain the owner of, and shall retain the right to receive dividends and distributions on, and to vote, the number of Shares delivered by it to the Custodian hereunder. Until such payment in full has been made or until the offering of Shares has been terminated, the Selling Stockholder agrees that it will not give, assign, sell, agree to sell, pledge, hypothecate, grant any lien on, transfer, or otherwise dispose of the Shares or any interests therein.

  7. The Custodian shall assume no responsibility to any person other than to deal with the certificates for the Shares and the proceeds from the sale of the Shares represented thereby in accordance with the provisions hereof, and the Selling Stockholder hereby agrees to indemnify the Custodian for and to hold the Custodian harmless against any and all losses, claims, damages or liabilities incurred on its part arising out or in connection with it acting as the Custodian pursuant hereto, as well as the costs and expenses of investigating and defending any such losses, claims, damages or liabilities, except to the extent such losses, claims, damages or liabilities are due to the negligence or bad faith of the Custodian; provided that the maximum amount for which the Selling Stockholder shall be liable under this Agreement shall be the net proceeds from the offering received by the Selling Stockholder less any amounts for which the Selling Stockholder is liable for indemnification under Section 8 of the Underwriting Agreement and Section 6 of the Agreement and Power of Attorney. The Selling Stockholder agrees that the Custodian may consult with counsel of its own choice, who may be counsel for the Company, and the Custodian shall have full and complete authorization and protection for any action taken or suffered by the Custodian hereunder in good faith and in accordance with the opinion of such counsel.

  8. The Selling Stockholder hereby represents and warrants that: (a) it has, and at the time of delivery of its Shares to the Representatives it will have, full power and authority to enter into this Agreement and the Power of Attorney, to carry out the terms and provisions hereof and thereof and to make all of the representations, warranties and agreements contained herein and therein and (b) this Agreement and the Power of Attorney are the valid and binding agreements of the Selling Stockholder and are enforceable against the Selling Stockholder in accordance with their respective terms.

  9. The Custodian's acceptance of this Agreement by the Custodian's execution hereof shall constitute an acknowledgment by the Custodian of the authorization herein conferred and shall evidence the Custodian's agreement to carry out and perform this Agreement in accordance with its terms.

  10. The Custodian shall be entitled to act and rely upon any statement, request, notice or instruction with respect to this Agreement given to it on behalf of the Selling Stockholder if the same shall be made or given to the Custodian by the Committee, not only as to the authorization, validity and effectiveness thereof, but also as to the truth and acceptability of any information therein contained.

  11. This Agreement may be executed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. Execution by the Custodian of one counterpart hereof and its delivery thereof to the Committee shall constitute the valid execution of this Agreement by the Custodian.

  12. This Agreement shall be binding upon the Custodian, the Selling Stockholder and the respective, legal representatives, distributees, successors and assigns of the Selling Stockholder.

  13. This Agreement shall be governed by the laws of the Commonwealth of Pennsylvania.

  14. Any notice given pursuant to this Agreement shall be deemed given if in writing and delivered in person, or if given by telephone or telegraph if subsequently confirmed by letter: (i) if to the Selling Stockholder, to it, c/o Orbit/FR, Inc., 506 Prudential Road, Horsham, Pennsylvania 19044 and (ii) if to the Custodian, to him, c/o Orbit/FR, Inc., 506 Prudential Road, Horsham, Pennsylvania 19044.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                         /s/ Aryeh Trabelsi
                                        ------------------------------
                                        Aryeh Trabelsi, as Custodian




                                        ORBIT-ALCHUT TECHNOLOGIES, LTD.


                                        By: /s/ Joseph Aviv
                                           ---------------------------
                                           Joseph Aviv, Chairman

                                                                       EXHIBIT C
                                                                       ---------


                                 June 16, 1997


PENNSYLVANIA MERCHANT GROUP LTD
UNTERBERG HARRIS
  As Representatives of the
  several Underwriters
Four Falls Corporate Center
West Conshohocken, PA  19428

Dear Sirs:

  In consideration of the agreement (the "Underwriters Agreement") of the several Underwriters for which Pennsylvania Merchant Group Ltd and Unterberg Harris (the "Representatives"), intend to act as Representatives, to underwrite a proposed public offering (the "Offering") of common stock, $.01 par value (the "Common Shares") of Orbit/FR, Inc., a Delaware corporation (the "Company"), as contemplated by a registration statement with respect to such shares filed with the Securities and Exchange Commission on Form S-1 (Registration No. 333-25015)(the "Registration Statement"), the undersigned hereby agrees that the undersigned will not, for a period of 180 days after the effective date of the Registration Statement, without the prior written consent of the
Representatives:

   (i) directly or indirectly assign, transfer, offer, sell, agree to sell, make any short sale, pledge, hypothecate or otherwise dispose (collectively, a "Disposition") of any Common Shares of the Company or securities convertible into or exchangeable for or any rights to acquire Common Shares or

  (ii) engage in any hedging or other transactions with respect to the Common Shares that may have an impact on the market price of the Common Shares, or that is designed to result in a Disposition of Common Shares, even if such Common Shares would be disposed of by someone other than the undersigned, including, without limitation, any short sale (whether or not against the box) or any purchase, sale, or grant of any right (including, without limitation, any put or call option) with respect to any Common Shares or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from Common Shares;

provided, however, that (i) bona fide gifts to persons who agree in writing with the Representatives to be bound by the provisions hereof, and sales of Common Shares pursuant to the Underwriting Agreement, shall not be prohibited, and (ii) nothing in this Agreement shall prohibit any Disposition by Orbit-Alchut Technologies,

Ltd. ("Alchut") of any capital stock or other securities of Alchut or any of Alchut's subsidiaries other than the Company.

                        Very truly yours,



                        By:
                           ---------------------------


                        -------------------------------
                        [Print Name]



                                      C-2